                                                                   Exhibit 10.12

                                                                  EXECUTION COPY

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                                 AGENCY.COM LTD.

                                       and

                              SUBSIDIARY GUARANTORS

                          -----------------------------

                                CREDIT AGREEMENT

                          Dated as of November 4, 1999

                          -----------------------------

                              OMNICOM FINANCE INC.

                                    as Lender

================================================================================
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                                TABLE OF CONTENTS

ARTICLE 1..................................................................1

DEFINITIONS AND ACCOUNTING MATTERS.........................................1
      Section 1.1  Certain Defined Terms...................................1
      Section 1.2  Accounting Terms and Determinations.....................11
      Section 1.3  Classes of Loans........................................12

ARTICLE 2..................................................................13

COMMITMENTS, LOANS, NOTES; PREPAYMENTS AND GUARANTEES......................13
      Section 2.1  Loans...................................................13
      Section 2.2  Borrowings of Loans.....................................13
      Section 2.3  Changes of Commitments..................................13
      Section 2.4  Commitment Fee..........................................13
      Section 2.5  Notes...................................................14
      Section 2.6  Optional Prepayments....................................14
      Section 2.7  Mandatory Prepayments and Reductions of Commitments.....14
      Section 2.8  Guarantee Commitment....................................15

ARTICLE 3..................................................................18

PAYMENTS OF PRINCIPAL AND INTEREST.........................................18
      Section 3.1  Repayment of Loans......................................18
      Section 3.2  Interest................................................18

ARTICLE 4..................................................................19

PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC............................19
      Section 4.1  Payments................................................19
      Section 4.2  Computations............................................19
      Section 4.3  Minimum Amounts.........................................19
      Section 4.4  Certain Notices.........................................19

ARTICLE 5..................................................................20


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YIELD PROTECTION, ETC......................................................20
      Section 5.1  Additional Costs........................................20
      Section 5.2  Substitute Basis........................................21
      Section 5.3  Illegality..............................................21
      Section 5.4  Compensation............................................21
      Section 5.5  Taxes...................................................22

ARTICLE 6..................................................................23

GUARANTEES.................................................................23
      Section 6.1  Guarantees..............................................23
      Section 6.2  Obligations Unconditional...............................24
      Section 6.3  Reinstatement...........................................25
      Section 6.4  Subrogation.............................................25
      Section 6.5  Remedies................................................25
      Section 6.6  Continuing Guarantee....................................25
      Section 6.7  Rights of Contribution..................................25
      Section 6.8  Limitation on Guarantee Obligations.....................26

ARTICLE 7..................................................................26

CONDITIONS PRECEDENT.......................................................26
      Section 7.1  Initial Extension of Credit.............................26
      Section 7.2  Initial and Subsequent Extensions of Credit.............28

ARTICLE 8..................................................................28

REPRESENTATIONS AND WARRANTIES.............................................28
      Section 8.1  Corporate Existence.....................................28
      Section 8.2  Financial Condition.....................................28
      Section 8.3  Litigation..............................................29
      Section 8.4  No Breach...............................................29
      Section 8.5  Action..................................................29
      Section 8.6  Approvals...............................................29
      Section 8.7  Use of Credit...........................................30
      Section 8.8  ERISA...................................................30
      Section 8.9  Taxes...................................................30
      Section 8.10  Investment Company Act.................................30
      Section 8.11  Material Agreements and Liens..........................30


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      Section 8.12  Environmental Matters..................................31
      Section 8.13  Subsidiaries, Etc......................................31
      Section 8.14  Title to Assets........................................32
      Section 8.15  Intellectual Properties................................32
              8.15.1  Definitions..........................................32
              8.15.2  Representations......................................33
      Section 8.16  Client Relations.......................................33
      Section 8.17  True and Complete Disclosure...........................33

ARTICLE 9..................................................................34

COVENANTS OF THE COMPANY...................................................34
      Section 9.1  Financial Statements, Etc...............................34
      Section 9.2  Litigation..............................................37
      Section 9.3  Existence, Etc..........................................37
      Section 9.4  Insurance...............................................37
      Section 9.5  Prohibition of Fundamental Changes......................38
      Section 9.6  Limitation on Liens.....................................38
      Section 9.7  Indebtedness............................................40
      Section 9.8  Investments.............................................40
      Section 9.9  Dividend Payments.......................................41
      Section 9.10  Capital Expenditures...................................41
      Section 9.11  Subordinated Indebtedness..............................41
      Section 9.12  Lines of Business......................................41
      Section 9.13  Transactions with Affiliates...........................41
      Section 9.14  Use of Proceeds........................................42
      Section 9.15  Certain Obligations Respecting Subsidiaries............42
      Section 9.16  Additional Subsidiary Guarantors.......................42
      Section 9.17  Payments in Kind.......................................43

ARTICLE 10.................................................................43

EVENTS OF DEFAULT..........................................................43

ARTICLE 11.................................................................46

MISCELLANEOUS..............................................................46
      Section 11.1  Waiver.................................................46
      Section 11.2  Notices................................................46


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      Section 11.3  Expenses, Etc..........................................46
      Section 11.4  Amendments, Etc........................................47
      Section 11.5  Successors and Assigns.................................47
      Section 11.6  Assignments and Participations.........................47
      Section 11.7  Survival...............................................48
      Section 11.8  Captions...............................................48
      Section 11.9  Counterparts...........................................48
      Section 11.10  Governing Law; Submission to Jurisdiction.............48
      Section 11.11  Waiver of Jury Trial..................................48
      Section 11.12  Representations and Warranties of Lender..............49


                                       iv
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                             SCHEDULES and EXHIBITS

SCHEDULE I - Material Agreements and Liens
SCHEDULE II - Hazardous Materials
SCHEDULE III - Subsidiaries and Investments

EXHIBIT A-1 - Form of Revolving Credit Note
EXHIBIT A-2 - Form of Term Loan Note
EXHIBIT B - Form of Security Agreement
EXHIBIT C - Form of Pledge Agreement
EXHIBIT D - Form of Opinion of Counsel to the Obligors


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            CREDIT AGREEMENT dated as of November __, 1999, between AGENCY.COM
LTD., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the Subsidiaries of the Company identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors" and, together with the Company, the "Obligors") and OMNICOM FINANCE INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Lender").

            The Obligors have requested the Lender to extend credit to the Company in an aggregate principal amount not exceeding $85,000,000 to provide working capital for the operations of the Obligors, to refinance certain existing indebtedness of the Obligors and to enable certain acquisitions and capital expenditures by the Obligors, to provide certain guarantees in respect of real property leases and for other purposes.

            To induce the Lender to extend such credit, the Obligors and the Lender propose to enter into this Agreement pursuant to which the Lender will make loans to the Company, and each Subsidiary Guarantor will guarantee the credit so extended to the Company and each of the Obligors will agree to execute and deliver security agreements providing for security interests and liens to be granted by the Obligors on substantially all of their respective Properties as collateral security for the obligations of the Obligors to the Lender hereunder. Each of the Obligors expects to derive benefit, directly or indirectly, from the credit so extended to the Company, both in its separate capacity and as a member of the integrated group, since the successful operation of each of the Obligors is dependent on the continued successful performance of the functions of the integrated group as a whole.

            Accordingly, the parties hereto agree as follows:

                                    ARTICLE 1

                       DEFINITIONS AND ACCOUNTING MATTERS.

      Section 1.1 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

            "Affiliate" shall mean any Person that directly or indirectly controls, or is under common control with, or is controlled by, the Company. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person that owns directly or indirectly securities having 5% or more of the voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person will be deemed to control such corporation or other Person. Notwithstanding the foregoing,

(a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Company or any of its Subsidiaries and (b) none of Omnicom Group Inc. and its subsidiaries shall be Affiliates.

            "Applicable Margin" shall mean 1 1/4% per annum.

            "Bankruptcy Code" shall mean the United States Bankruptcy Code.

            "Base Rate" shall mean the CP Rate; provided, however, upon the assignment of any of the Loans, Notes or the Commitment pursuant to Section 11.6, the Base Rate shall mean the LIBO Rate.

            "Basic Documents" shall mean, collectively, this Agreement, the Notes, and the Security Documents.

            "Business Day" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of, or interest on, or an Interest Period for, a Loan or a notice by the Company with respect to any such borrowing, payment, prepayment, or Interest Period, any day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Capital Expenditures" shall mean, for any period, expenditures (excluding the aggregate amount of Capital Lease Obligations incurred during such period) made by the Company or any of its Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP.

            "Capital Lease Obligations" shall mean, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

            "Cash Collateral Account" shall have the meaning assigned to such term in the Security Agreement.

            "Casualty Event" shall mean, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

            "Class" shall have the meaning assigned to such term in Section 1.3 hereof.


                                       2
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            "Closing Date" shall mean the date upon which the initial extension of credit under the Term Loan is made and the Revolving Credit Loans are made available to the Company.

            "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            "Commitments" shall mean the Revolving Credit Commitments and the Term Loan Commitment.

            "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

            "Covered Taxes" shall mean all present and future income, franchise, stamp, registration and other taxes and levies, imposts, deductions, charges and withholdings whatsoever, and all interest, penalties or similar amounts with respect thereto, now or hereafter imposed, assessed, levied or collected by any governmental authority or any political subdivision or taxing authority thereof or therein, on or in respect of any Basic Document, any Loan, or payment thereunder, or the recording, registration, notarization or other formalization of any thereof, other than any income, franchise or real property taxes imposed on the Lender by the relevant taxing jurisdiction as a result of the Lender being organized under the laws of such jurisdiction.

"CP Rate" shall mean the offered price on the relevant date of the Lender's newly issued commercial paper as determined by the Lender generally for purposes of loans by the lender to subsidiaries of the Lender.

            "Default" shall mean an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.

            "Disposition" shall mean any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Company or any of its Subsidiaries to any Person excluding any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms.

            "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Company or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Company or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock of the Company.

            "Dollars" and "$" shall mean lawful money of the United States of America.


                                       3
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            "Environmental Claim" shall mean, with respect to any Person, (a)
any written or oral notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any governmental authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

            "Environmental Laws" shall mean any and all present and future Federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, deposits, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

            "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA, as in effect at the date of this Agreement, and to any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

            "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Company is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Company is a member.

            "Event of Default" shall have the meaning assigned to such term in
Section 10 hereof.


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

            "Foreign Subsidiary" shall mean any Subsidiary which is not incorporated or organized under the laws of one of the States or other jurisdictions of the United States.

            "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of
Section 1.2(a) hereof, are to be used in making the calculations for purposes of determining compliance with this Agreement.

            "Guarantee" shall mean a guarantee, an endorsement, a surety obligation, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

            "Guarantee Commitment" shall mean the obligation of the Lender to make or cause to be issued Lease Guaranties and/or Letters of Credit not to exceed $6,000,000 in the aggregate (calculated in accordance with Section 2.8).

            "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing polychlorinated biphenyls (PCB's), (b) any chemicals or other materials or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, including, without limitation, radio frequency transmissions, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

            "Inactive Subsidiary" shall mean, as at any date, any Subsidiary of the Company that, as at the end of and for the quarterly accounting period ending on or most recently ended prior to such date, shall have less than $1,000 in assets and less than $1,000 in gross revenues.

            "Indebtedness" shall mean, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; and (f) Indebtedness of others Guaranteed by such Person.

            "IPO" shall mean the initial sale of the capital stock of the Company pursuant to an effective registration statement of the Company filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

            "Interest Period" shall mean each period commencing on the date such Loan is made or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in
Section 4.4 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

            Notwithstanding the foregoing: (i) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (ii) no Interest Period for any Loan shall have a duration of less than one calendar month.

            "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding 90 days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

            "Lease Guaranty" shall have the meaning assigned to such term in
Section 2.8(a) hereof.

            "Lessor" shall have the meaning assigned to such term in Section 2.8(a) hereof.


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

            "Letter of Credit" shall have the meaning assigned to such term in
Section 2.8(a) hereof.

            "LIBO Rate" shall mean, for any Interest Period, the offered rate for deposits in Dollars equal to or nearest the number of days in such Interest Period which appears on Telerate Page 3750; provided, that (i) if such rate or rates do not appear on Telerate Page 3750, the "LIBO Rate" shall mean, with respect to each day during each Interest Period, the offered rate for deposits in Dollars equal to or nearest the number of days in such Interest Period which appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m. London time on the date two Business Days prior to the first day of such Interest Period, and (ii) if such rate or rates do not appear on either Telerate Page 3750 or the Reuters Screen LIBO Page, the "LIBO Rate" shall mean, with respect to each day during the relevant Interest Period, the rate per annum equal to the rate notified to the Lender by the Reference Banks as the rate at which Dollar deposits are offered by the Reference Banks to prime banks in the London interbank market at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period for a period approximately equal to the number of days in such Interest Period and in an amount comparable to the aggregate principal amount of the Loans.

            "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor, consignor, bailor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

            "Loans" shall mean the Revolving Credit Loans and the Term Loan.

            "Margin Stock" shall mean "margin stock" within the meaning of Regulations U and X.

            "Material Adverse Effect" shall mean a material adverse effect on
(a) the Property, business, operations, financial condition, prospects, liabilities or capitalization of the Company and its Subsidiaries taken as a whole, (b) the ability of any Obligor to perform its obligations under any of the Basic Documents to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Lender under any of the Basic Documents or (e) the timely payment of the principal of or interest or expenses on the Loans or other amounts payable in connection therewith.

            "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Company or any ERISA Affiliate and which is covered by Title IV of ERISA.

            "Net Available Proceeds" shall mean:

            (i) in the case of any Disposition, the amount of Net Cash Payments received in connection with such Disposition;

            (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Company and its Subsidiaries in respect of such Casualty Event net of (A) necessary and reasonable expenses incurred by the Company and its Subsidiaries in connection therewith and (B) contractually required repayments of Indebtedness to the extent secured by a Lien on such Property and any income and transfer taxes payable by the Company or any of its Subsidiaries in respect of such Casualty Event; and

            (iii) in the case of an IPO, the aggregate amount of all cash received by the Company in respect of such IPO net of necessary and reasonable expenses, including underwriters fees, incurred by the Company in connection therewith.

            "Net Cash Payments" shall mean, with respect to any Disposition, the aggregate amount of all cash payments, and the fair market value of any non-cash consideration, received by the Company and its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Company and its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Company and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Federal, state or local governmental authority within three months of date of such Disposition), (b) Net Cash Payments shall not include any cash payment (or portion thereof) received in any fiscal year of the Company to the extent that such cash payment (or portion thereof), together with all cash payments with respect to Dispositions theretofore received in such fiscal year, does not exceed $5,000,000 and which has been revinvested and (c) Net Cash Payments shall be net of any repayments by the Company or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property.

            "Notes" shall mean the Revolving Credit and the Term Loan Notes.

            "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Investments" shall mean: (a) short term, investment grade money market instruments, in accordance with the Company's usual and customary treasury management policies; and (b) any securities received by the Company for services rendered by the Company to clients.

            "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

            "Plan" shall mean an employee benefit or other plan established or maintained by the Company or any ERISA Affiliate and that is covered by Title IV of ERISA, other than a Multiemployer Plan.

            "Pledge Agreement" shall mean a Pledge Agreement, substantially in the form of Exhibit C hereto, between the Company and the Lender, as the same shall be modified and supplemented and in effect from time to time.

            "Post-Default Rate" shall mean, in respect of any principal of or interest or expenses on any Loan or any other amount under this Agreement, any Note or any other Basic Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to 2% plus the Prime Rate.

            "Prime Rate" shall mean the rate which the Reference Bank announces from time to time as its prime lending rate, the Prime Rate to change when and as such prime lending rate changes. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to the Company. The Reference Bank (and the Lender) may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

            "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

            "Quarterly Dates" shall mean the last day of March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement; provided that if any such day is not a Business Day, then such Quarterly Date shall be the next succeeding Business Day (unless such Business Day falls in a subsequent calendar month, in which event such Quarterly Date shall be the next preceding Business Day).

            "Real Property Lease" shall have the meaning assigned to such term in Section 2.8(a) hereof.

            "Reference Bank" shall mean Chase Manhattan Bank, at its headquarters in New York City, New York.

            "Regulations A, D, U and X" shall mean, respectively, Regulations A, D, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

            "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

            "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service or such other page as may replace the "LIBO" page on that service for the purpose of displaying London interbank offered rates of major banks.

            "Revolving Credit Commitment" shall mean the agreement of the Lender, in its sole discretion, and subject to the terms and conditions of this Loan Agreement, to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding $54,000,000.

            "Revolving Credit Loans" shall mean the loans provided for by
Section 2.1(a) hereof.

            "Revolving Credit Note" shall mean the promissory note provided for by Section 2.5(a) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

            "Revolving Credit Termination Date" shall mean the Quarterly Date falling on or nearest to September 30, 2001.

            "Security Agreement" shall mean a Security Agreement, substantially in the form of Exhibit C hereto, between the Company and the Subsidiary Guarantors and the Lender, as the same shall be modified and supplemented and in effect from time to time.

            "Security Documents" shall mean, collectively, the Security Agreement, the Pledge Agreement and all Uniform Commercial Code financing statements required by this Agreement, the Security Agreement and the Pledge Agreement to be filed with respect to the security interests in personal Property and fixtures created pursuant to the Security Agreement or, the Pledge Agreement.

            "Subordinated Indebtedness" shall mean any Indebtedness (i) for which the Company is directly and primarily liable, (ii) in respect of which none of its Subsidiaries is contingently or otherwise obligated and (iii) which is subordinated to the obligations of the Company to pay principal of and interest and expenses on the Loans and Notes hereunder on terms, and pursuant to documentation containing other terms (including interest, amortization, covenants and events of default), in form and substance satisfactory to the Lender.

            "Subsidiary" shall mean, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" shall mean any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

            "Tangible Net Worth" shall mean, as at any date for any Person, the sum for such Person and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

            (a) the amount of capital stock, plus

            (b) the amount of surplus and retained earnings (or, in the case of a surplus or retained earnings deficit, minus the amount of such deficit), minus

            (c) the sum of the following: cost of treasury shares and the book value of all assets which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, minority interests, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation thereof subsequent to June 30, 1999.

            "Telerate Page 3750" shall mean display page 3750 on the Dow Jones Markets (Telerate) Service or such other page as may replace page 3750 on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for Dollar deposits.

            "Term Loan" shall mean the loan provided for by Section 2.1(b) hereof.

            "Term Loan Commitment" shall mean the obligation of the Lender to make a Term Loan in an amount up to but not exceeding $25,000,000.

            "Term Loan Note" shall mean the promissory note provided for by
Section 2.5(b) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

            "Term Loan Termination Date" shall mean the Quarterly Date falling on or nearest to September 30, 2001.

            "Unrestricted Subsidiary" shall mean any direct or indirect Wholly Owned Subsidiary of the Company which (i) was acquired by the Company or any of its Subsidiaries for consideration consisting only of stock of the Company and/or stock of any of its Subsidiaries and (ii) has no Indebtedness.

      Section 1.2 Accounting Terms and Determinations.

            (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lender hereunder shall (unless otherwise disclosed to the Lender in writing at the time of delivery thereof in the manner described in subsection (b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest financial statements furnished to the Lender hereunder (which, prior to the delivery of the first financial statements under Section 9.1 hereof, shall mean the audited financial statements as at June 30, 1999 referred to in Section 8.2 hereof). All calculations made for the purposes of determining compliance with this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with those used in the preparation of the latest annual or quarterly financial statements furnished to the Lender pursuant to Section 9.1 hereof (or, prior to the delivery of the first financial statements under Section 9.1 hereof, used in the preparation of the audited financial statements as at June 30, 1999 referred to in Section 8.2 hereof) unless (i) the Company shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Lender shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 9.1 hereof, shall mean the financial statements referred to in Section 8.2 hereof).

            (b) Prior to an IPO, the Company shall deliver to the Lender at the same time as the delivery of any annual or quarterly financial statement under
Section 9.1 hereof (i) a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above and (ii) reasonable estimates of the difference between such statements arising as a consequence thereof. After an IPO, the Company shall deliver to the Lender at the same time as the delivery of any annual or quarterly financial statements under Section 9.1 hereof, copies of the Company's "Management Discussion and Analysis of Financial Condition and Results of Operations" sections of its annual report on Form 10-K and its quarterly reports on Form 10-Q for the applicable period.

            (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 9 hereof, the Company will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

      Section 1.3 Classes of Loans. Loans hereunder are distinguished by "Class". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Credit Loan, or a Term Loan, each of which constitutes a Class.

                                    ARTICLE 2

              COMMITMENTS, LOANS, NOTES; PREPAYMENTS AND GUARANTEES

      Section 2.1 Loans.

            (a) Revolving Credit Loans. The Lender agrees, on the terms and conditions of this Agreement, in its sole discretion, to make loans to the Company in Dollars during the period from and including the Closing Date to but not including the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment, less the aggregate amount of Guarantee Liabilities, as in effect from time to time (such Loans being herein called "Revolving Credit Loans"). Subject to the terms and conditions of this Agreement, during such period the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitments.

            (b) Term Loan. The Lender agrees, on the terms and conditions of this Agreement, to make a term loan to the Company in Dollars on the Closing Date in an amount up to but not exceeding the amount of the Term Loan Commitment.

      Section 2.2 Borrowings of Loans. The Company shall give the Lender notice of each borrowing hereunder as provided in Section 4.4 hereof. Not later than 12:00 p.m. New York time on the Business Day immediately prior to the date specified for each borrowing of Loans hereunder, the Lender shall make available the amount of the Loan or Loans to be made by it on such specified date to the Company by depositing the same, in immediately available funds, in an account of the Company maintained with Citibank N.A. at the office designated by the Company.

      Section 2.3 Changes of Commitments.

            (a) The aggregate amount of the Revolving Credit Commitments shall be automatically reduced to zero on the Revolving Credit Termination Date.

(b) The Company shall have the right at any time or from time to time in its sole discretion (i) so long as no Revolving Credit Loans are outstanding, to terminate the Revolving Credit Commitments, (ii) to reduce the aggregate unused amount of the Revolving Credit Commitments, and (iii) to reserve the aggregate amount of Guarantee Liabilities against the Revolving Credit Commitments; provided that (x) the Company shall give notice of each such termination, reduction or reserve as provided in Section 4.4 hereof and (y) each partial reduction shall be in an aggregate amount at least equal to $1,000,000 or in multiples of $1,000,000 in excess thereof.

            (c) The Commitments once terminated or reduced may not be reinstated.

      Section 2.4 Commitment Fee. The Company shall pay to the Lender a commitment fee on the daily average unused amount of the Revolving Credit Commitment, for the period from and including the date of this Agreement to but not including the earlier of the date such Revolving

Credit Commitment is terminated and the Revolving Credit Termination Date, at a rate per annum equal to 1/2 of 1%. Accrued commitment fees shall be payable on each Quarterly Date and on the earlier of the date the relevant Commitments are terminated and the Revolving Credit Termination Date.

      Section 2.5 Notes.

            (a) The Revolving Credit Loans made by the Lender shall be evidenced by a single amended and restated promissory note of the Company, substantially in the form of Exhibit A-1 hereto, dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Revolving Credit Commitment as originally in effect and otherwise duly completed, which note amends and restates a certain previously issued promissory note or notes.

            (b) The Term Loan made by the Lender shall be evidenced by a single amended and restated promissory note of the Company, substantially in the form of Exhibit A-2 hereto, dated the date hereof, payable to the Lender in a principal amount equal to the amount of the Term Loan Commitment as originally in effect and otherwise duly completed, which note amends and restates a certain previously issued promissory note or notes.

            (c) The date, amount, interest rate and duration of the Interest Period (if applicable) of each Loan of each Class made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of the Note evidencing the Loans of such Class held by it, endorsed by the Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing hereunder or under such Note in respect of the Loans to be evidenced by such Note.

      Section 2.6 Optional Prepayments. Subject to Section 4.3 hereof, the Company shall have the right to prepay Loans at any time or from time to time, provided that: (a) the Company shall give the Lender notice of each such prepayment as provided in Section 4.4 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (b) Loans may be prepaid at any time and from time to time; and (c) prepayments of the Term Loan shall be applied to the installments of the Term Loan in the inverse order of their maturities, after application against any interest or expenses due and owing.

      Section 2.7 Mandatory Prepayments and Reductions of Commitments.

            (a) Casualty Events. Upon the date two days following the receipt by the Company of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any Property of the Company or any of its Subsidiaries (or upon such earlier date as the Company or such Subsidiary, as the case may be, shall have determined not to repair or replace the Property affected by such Casualty Event), the Company shall prepay the Loans and the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied to the repair or replacement of such Property, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (d) of this
Section 2.7. Nothing in this clause (a) shall be deemed to limit any obligation of the Company or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account (including, without limitation, the Cash Collateral Account) maintained by the Lender pursuant to any of the Security Documents the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event.

            (b) IPO. Upon an IPO, the Company shall prepay the Term Loan, and the Term Loan Commitment shall be subject to automatic reduction, in an aggregate amount equal to 35% of the Net Available Proceeds thereof, up to a maximum amount equal to the Term Loan Commitment, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause
(d) of this Section 2.7.

            (c) Sale of Assets. Without limiting the obligation of the Company to obtain the consent of the Lender pursuant to Section 9.5 hereof to any Disposition not otherwise permitted hereunder, no later than five Business Days prior to the occurrence of any such Disposition, the Company will deliver to the Lender a statement, certified by the chief financial officer of the Company, in form and detail satisfactory to the Lender, of the amount of the Net Available Proceeds of such Disposition and the Company will prepay the Loans, and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of such Disposition (together with 100% of the Net Available Proceeds of all prior Dispositions as to which a prepayment has not yet been made under this Section 2.7(c)), such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (d) of this Section 2.7.

            (d) Application. Prepayments and reductions of Commitments described in the above clauses of this Section 2.7 (other than as specifically provided above) shall be effected as follows:

                  (i) first, the amount of the prepayment specified in such clauses shall be applied to the Term Loan in the inverse order of the maturities of the installments of the Term Loan then outstanding (or, in the event the Closing Date shall not yet have occurred, the Term Loan Commitment shall be automatically reduced by an amount equal to the required prepayment); and

                  (ii) second, the Revolving Credit Commitment shall be automatically reduced by an amount equal to any excess over the amount referred to in the foregoing clause (i).

      Section 2.8 Guarantee Commitment.

            (a) Issuance of Letters of Credit and Lease Guaranties. In connection with certain real property leases into which the Company may enter from time to time (each a "Real Property Lease"), and upon the request of the Company made at any time and from time to time on or after the Closing Date and prior to the Revolving Credit Termination Date or the Term Loan Termination Date, and subject to the availability of the Guarantee Commitment and the satisfaction by the Company or waiver by Lender of the conditions precedent in
Section 7 of this

Agreement, Lender shall, in accordance with the requirements of the lessor (the "Lessor") under any such Real Property Lease, (i) execute and deliver a guaranty agreement in favor of the Lessor (a "Lease Guaranty"), or (ii) cause standby letters of credit to be issued by a bank or other legally authorized Person for the account of Lender and the benefit of the Lessor (a "Letter of Credit"), in each case to support the Company's obligations in favor of the Lessor under such Real Property Lease. Such Lease Guaranty and/or Letter of Credit shall be satisfactory to Lender in its reasonable discretion.

            (b) Amount and Term. All outstanding obligations incurred by the Lender pursuant to Section 2.8(a) in respect of the issuance of Letters of Credit shall be referred to as the "Letter of Credit Obligations." All outstanding obligations incurred by the Lender pursuant to Section 2.8(a) in respect of the issuance of Lease Guaranties shall be referred to as the "Lease Guaranty Obligations." The Letter of Credit Obligations and the Lease Obligations shall collectively be referred to as the "L/C and Guaranty Obligations." The aggregate amount of the L/C and Guaranty Obligations shall not at any time exceed the Guarantee Commitment. The aggregate amount of the Lease Guaranty Obligations shall, as of any date, be calculated individually with respect to each Real Property Lease as the lesser of: (x) the aggregate stated amount of the Lease Guaranty issued in respect of such Lease, or (y) the net present value of all of the payments then due under such Lease during the remaining term of such Lease at the time of any such determination using a discount rate of six percent (6%). The Letter of Credit Obligations shall be calculated as the aggregate face amount of the outstanding Letters of Credit issued and unexpired at any time. If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Revolving Credit Termination Date or the Term Loan Termination Date, the Company, at its option, shall either (i) provide cash collateral therefor in an amount equal to such Letter of Credit Obligations, (ii) cause all outstanding Letters of Credit to be canceled and returned, or (iii) deliver a standby letter of credit in guaranty of such Letter of Credit Obligations, which standby letter of credit shall be of like tenor and duration, as and in an amount equal to such Letter of Credit Obligations, and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to Lender in its reasonable discretion. If any Lease Guaranty Obligations, whether or not then due and payable, shall for any reason be outstanding on the Revolving Credit Termination Date or the Term Loan Termination Date, the Company, at its option, shall either (i) provide cash collateral therefor in an amount equal to such Lease Guaranty Obligations, (ii) cause all outstanding Lease Guaranties to be canceled and returned, or (iii) deliver a standby letter of credit in guaranty of such Lease Guaranty Obligations, which standby letter of credit shall be of like tenor and duration, as and in an amount equal to such Lease Guaranty Obligations, and shall be issued by a Person, and shall be subject to such terms and conditions, as are satisfactory to Lender in its reasonable discretion.

            (c) Fees. The Company agrees to pay to Lender, (i) as compensation for L/C and Guaranty Obligations incurred hereunder, on the last day of each calendar quarter in arrears, for each quarter or portion thereof during which any L/C and Guaranty Obligation shall remain outstanding, (x) with respect to the Letter of Credit Obligations, a fee in an amount equal to 2.00% per annum multiplied by the aggregate outstanding amount of such Letters of Credit Obligations and (y) with respect to the Lease Guaranty Obligations, a fee in an amount equal to 0.50% per annum multiplied by the aggregate outstanding amount of such Lease Guaranty

Obligations, in each case adjusted daily based on the total outstanding amount of the respective obligations, and (ii) as reimbursement for all reasonable out-of-pocket costs, taxes, fees, and expenses including, without limitation, reasonable counsel fees (including, without limitation, in-house counsel and related professionals and staff) incurred by Lender on account of such L/C and Guaranty Obligations, the amount of all such costs, taxes, fees, and expenses so incurred promptly, but in no event later than five (5) days after demand therefor.

            (d) Request for Issuance of a Lease Guaranty or Letter of Credit. The Company shall give Lender at least two weeks prior notice requesting a Lease Guaranty, and at least three weeks prior notice requesting a Letter of Credit, specifying the date such Lease Guaranty or Letter of Credit is to be issued, identifying the beneficiary to which such instrument relates, and summarizing the terms and conditions of the Real Property Lease proposed to be supported thereby. The Company shall also provide a copy of the Real Property Lease to Lender. Lender will promptly cause such Lease Guaranty or Letter of Credit, as the case may be, to be issued but in no event later than the last day of the applicable notice period.

            (e) L/C and Guaranty Obligations Under Revolving Credit Commitment. In the event that the Lender shall make any payment on or pursuant to any Letter of Credit or Lease Guaranty, the corresponding L/C and Guaranty Obligation shall then be deemed automatically to be reduced by the amount of such payment and such payment shall then be deemed automatically to constitute a Revolving Credit Loan regardless of whether a Default shall have occurred and be continuing and notwithstanding the Company's failure to satisfy the conditions precedent set forth in Section 7 of this Agreement. The proceeds of such Revolving Credit Loan shall be applied to reimburse Lender for the payment made by the Lender under the Letter of Credit or Lease Guaranty, as applicable. In the event that a Revolving Credit Loan shall be made to the Company hereunder, such Revolving Credit Loan shall be deemed to have been made as of the date of the payment by Lender with respect to the applicable Letter of Credit or Lease Guaranty and interest shall accrue thereon at the rate as provided for under this Agreement.

            (f) Obligations Absolute. The obligation of the Company to reimburse the Lender for payments made under the Letters of Credit and Lease Guaranties shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and Lease Guaranties, under all circumstances whatsoever, including, without limitation, the following circumstances:

                  (i) Any lack of validity or enforceability of the Letter of Credit or the Lease Guaranty, the obligation supported by the Letter of Credit, Lease Guaranty or any other agreement or instrument relating thereto (collectively, the "Related Documents");

                  (ii) Any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

                  (iii) The existence of any claim, set-off, defense or other rights which the Company may have at any time against any beneficiary or any transferee of the Letter of Credit or Lease Guaranty (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Lender, the Letter of Credit issuer or any other

      Person, whether in connection with the Basic Documents, the Related Documents or any unrelated transaction;

                  (iv) Any breach of contract or other dispute between the Company and any beneficiary or any transferee of the Letter of Credit or the Lease Guaranty (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Lender or any other Person;

                  (v) Any draft, statement or any other document presented under the Letter of Credit or the Lease Guaranty proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (vi) Any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Letter of Credit issuer or Lender with or without notice to or approval by the Company in respect of any of the Company's indebtedness under this Agreement; or

                  (vii) any error, omission, interruption or delay in transmission, dispatch or delivery of any advice or message, however transmitted, in connection with any Letter of Credit.

                                    ARTICLE 3

                       PAYMENTS OF PRINCIPAL AND INTEREST

      Section 3.1 Repayment of Loans.

            (a) The Company hereby promises to pay to the Lender the entire outstanding principal amount of the Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Termination Date.

            (b) The Company hereby promises to pay to the Lender the entire outstanding principal amount of the Term Loan and the Term Loan shall mature on the Term Loan Termination Date.

      Section 3.2 Interest. The Company hereby promises to pay to the Lender interest on the unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the rate per annum equal to the Base Rate for such Loan for such Interest Period plus the Applicable Margin. Notwithstanding the foregoing, the Company hereby promises to pay to the Lender interest at the applicable Post-Default Rate on any principal of any Loan made by the Lender and on any other amount payable by the Company hereunder or under the Notes held by the Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

Accrued interest on each Loan shall be payable (i) on the last day of each Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals, respectively, following the first day of such Interest Period, and (ii) in the case of any Loan, upon the payment or prepayment thereof, except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Lender shall give notice thereof to the Company.

                                    ARTICLE 4

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

      Section 4.1 Payments.

            (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Lender at account number 9102595973 maintained by the Lender with The Chase Manhattan Bank at One Chase Manhattan Plaza, New York, New York 10005, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

            (b) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

      Section 4.2 Computations. Interest on Loans and commitment fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

      Section 4.3 Minimum Amounts. Except for mandatory prepayments made pursuant to Section 2.7 hereof, each borrowing and partial prepayment of principal of Loans shall be in an aggregate amount at least equal to $100,000 or in multiples of $100,000 in excess thereof.

      Section 4.4 Certain Notices. Notices by the Company to the Lender of terminations or reductions of the Commitments, of borrowings, and optional prepayments of Loans and of Classes of Loans, and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Lender not later than 10:00 a.m. New York time, one Business Day prior to the date of the relevant termination, reduction, borrowing or prepayment or the first day of such Interest Period.

            Each such notice of termination or reduction shall specify the amount and the Class of the Commitments to be terminated or reduced. Each such notice of borrowing or optional prepayment shall specify the Class of Loans to be borrowed or prepaid and the amount (subject to Section 4.3 hereof) and the date of borrowing or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate.

                                    ARTICLE 5

                             YIELD PROTECTION, ETC.

      Section 5.1 Additional Costs.

            (a) The Company shall pay directly to the Lender from time to time such amounts as the Lender may in good faith reasonably determine to be necessary to compensate the Lender for any costs that the Lender in good faith reasonably determines are attributable to its making or maintaining of any Loans or its obligation to make any Loans hereunder, or any reduction in any amount receivable by the Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any increase in the cost to the Lender of borrowing its funds.

            If the Lender requests compensation from the Company under this
Section 5.1(a), the Company may, by notice to the Lender, suspend the obligation of the Lender thereafter to make Loans with respect to which such compensation is requested, until such increase in costs to the Lender giving rise to such request ceases to be in effect, provided that such suspension shall not affect the right of the Lender to receive the compensation so requested.

            (b) Without limiting the effect of the foregoing provisions of this
Section 5.1 (but without duplication), the Company shall pay directly to the Lender from time to time on request such amounts as the Lender may determine to be necessary to compensate the Lender for any costs that it determines are attributable to such increase in its cost to borrow funds.

            (c) The Lender shall notify the Company of any event occurring after the date of this Agreement entitling the Lender to compensation under paragraph
(a) or (b) of this Section 5.1 as promptly as practicable, but in any event within 45 days, after the Lender obtains actual knowledge thereof; provided that if the Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, the Lender shall, with respect to compensation payable pursuant to this Section 5.1 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.1 for costs incurred from and after the date 45 days prior to the date that the Lender does give such notice. The Lender will furnish to the Company a certificate describing in reasonable detail such Additional Costs and setting forth the basis and amount of each request by the Lender for compensation under paragraph (a) or (b) of this Section 5.1. Determinations and allocations by the Lender for purposes of this Section 5.1 of the effect of any increase in its borrowing costs pursuant to paragraph (a) of this Section 5.1 or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate the Lender under this Section 5.1, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

      Section 5.2 Substitute Basis. If, on or prior to the first day of any Interest Period (an "Affected Interest Period"):

            (a) the Lender determines that, by reason of circumstances affecting the London interbank eurodollar market, the "LIBO Rate" cannot be determined pursuant to the definition thereof, or

            (b) the Lender determines that the relevant rates of interest referred to in the definition of "LIBO Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Loans for such Affected Interest Period is to be determined will not be adequate to cover the cost to the Lender of making or maintaining their Loans for such Affected Interest Period, the Lender shall give notice thereof (a "Rate Determination Notice") to the Company as soon as practicable thereafter. If such notice is given, during the thirty-day period following such Rate Determination Notice (the "Negotiation Period") the Lender and the Company shall negotiate in good faith with a view to agreeing upon a substitute interest rate basis for the Loans which shall reflect the cost to the Lender of funding their Loans from alternative sources (a "Substitute Basis"), and if such Substitute Basis is so agreed upon during the Negotiation Period, such Substitute Basis shall apply in lieu of the LIBO Rate to all Interest Periods commencing on or after the first day of the Affected Interest Period, until the circumstances giving rise to such notice have ceased to apply. If a Substitute Basis is not agreed upon during the Negotiation Period, the Company may elect to prepay the Loans pursuant to Section 2.06 hereof; provided, however, that if the Company does not elect so to prepay, the Lender shall determine the rate basis reflecting the cost to the Lender of funding its Loan for any Interest Period commencing on or after the first day of the Affected Interest Period, until the circumstances giving rise to such notice have ceased to apply, and such rate basis shall be binding upon the Company and the Lender and shall apply in lieu of the LIBO Rate for the relevant Interest Periods.

      Section 5.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for the Lender to honor its obligation to make or maintain Loans hereunder, then the Lender shall promptly notify the Company thereof and the Lender's obligation to make Loans shall be suspended until such time as the Lender may again make and maintain Loans, and the Lender shall no longer be obligated to make any Loan that it has offered to make. If required, the Loan shall be prepaid by the Company, together with accrued and unpaid interest thereon and all other amounts payable by the Company under this Agreement, on or before such date as shall be mandated; provided, however, that if it is lawful for the Lender to maintain its Loan through the last day of the current Interest Period, such payment shall be made on such date.

      Section 5.4 Compensation. The Company shall pay to the Lender upon the request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of the Lender) to compensate it for any loss, cost or expense that the Lender determines is attributable to:

            (a) any payment, mandatory or optional prepayment for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of the Interest Period for such Loan; or

            (b) any failure by the Company for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Loan from the Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to
Section 2.2 hereof.

            Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid or not borrowed for the period from the date of such payment, prepayment or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan that would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount the Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by the Lender).

      Section 5.5 Taxes.

            (a) All payments on account of the principal of and interest on the Loans, fees and all other amounts payable hereunder by or on account of the Company to or for the account of the Lender, including, without limitation, amounts payable under paragraph (b) of this Section 5.05, shall be made free and clear of and without reduction or liability for Covered Taxes.

            (b) The Company shall promptly indemnify and hold harmless the Lender against, and reimburse the Lender on demand for, any Covered Taxes and any loss, liability, claim, cost or expense, including interest, penalties and reasonable legal fees and other costs of collection that the Lender may incur at any time arising out of or in connection with any failure of the Company to make any payment of Covered Taxes when due.

            (c) In the event that the Company or any Person making a payment hereunder on behalf of the Company shall be required by applicable law, decree or regulation to deduct or withhold Covered Taxes from any amounts payable on, under or in respect of this Agreement or the Loans, the Company shall promptly pay (i) to the relevant taxing authorities the amount so deducted or withheld and (ii) to the Person entitled to such amount such additional amounts as may be required, after the deduction or withholding of Covered Taxes, to enable such Person to receive from the Company on the due date thereof an amount equal to the full amount stated to be payable to such Person under this Agreement.

            (d) The Company shall furnish to the Lender, upon the request of the Lender, original official tax receipts or certified copies thereof in respect of each payment of Covered Taxes required under this Section 5.5, immediately after the date such payment is made, and the Company shall promptly furnish to the Lender at its request any other information, documents and receipts that the Lender may reasonably require to establish to its satisfaction that full and timely payment has been made of all Covered Taxes required to be paid under this Section 5.5.

            (e) The Company agrees to pay all present and future stamp, court or documentary taxes and any other excise taxes, charges or similar levies and any related interest or penalties incidental thereto which arises from any payment made by the Company hereunder or from the execution, delivery, enforcement or registration of the Basic Documents, other than taxes which arise from an assignment by the Lender of its Loans and Commitments pursuant to Section 12.06 (hereinafter referred to as "Other Applicable Taxes").

            (f) Upon the reasonable request of the Company, the Lender agrees to complete in good faith, execute and deliver to the Company such forms, certificates, documents, applications, declarations or returns as are necessary to establish the extent to which any payments to the Lender are exempt from, or are entitled to a reduction of, withholding or deduction of any Covered Tax.

            (g) The Company shall promptly take all actions (including, without limitation, the completion of forms and the provision of information to the appropriate taxing authorities) to secure the benefit of any exemption from, or relief with respect to, Covered Taxes or Other Applicable Taxes in relation to any amounts payable under this Agreement.

            (h) If the Lender, in its sole discretion, determines that it has finally and irrevocably received or been granted a refund in respect of any Covered Taxes or Other Applicable Taxes as to which indemnification has been paid by the Company pursuant to Section 5.5(a) or (b), it shall promptly remit such refund (including any interest) to the Company, net of all out-of-pocket expenses of the Lender; provided, however, that the Company, upon the request of the Lender, agrees promptly to return such refund (plus any interest) to such party in the event such party is required to repay such refund to the relevant taxing authority. The Lender shall provide the Company with a copy of any notice or assessment from the relevant taxing authority (deleting any confidential information contained therein) requiring repayment of such refund. Nothing contained herein shall impose an obligation on the Lender to apply for any refund or to disclose to any party any information regarding their proprietary information regarding tax affairs and computations.

                                    ARTICLE 6

                                   GUARANTEES

      Section 6.1 Guarantees. The Subsidiary Guarantors hereby jointly and severally guarantee to the Lender and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest and expenses on the Loans made by the Lender to, and the Notes held by the Lender of, the Company and all other amounts from time to time owing to the Lender by the Company under this Agreement and under the Notes and by any Obligor under any of the other Basic Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Company shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) or perform any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

      Section 6.2 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 6.1 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Company under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.2 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; or

                  (iv) any lien or security interest granted to, or in favor of, the Lender as security for any of the Guaranteed Obligations shall fail to be perfected.

            The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Lender exhaust any right, power or remedy or proceed against the Company under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

      Section 6.3 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Company in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by the Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

      Section 6.4 Subrogation. Each Subsidiary Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 6 at any time that any Guaranteed Obligations remain unpaid and outstanding.

      Section 6.5 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors and the Lender, the obligations of the Company under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.1 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Company and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Company) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of said Section 6.1.

      Section 6.6 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

      Section 6.7 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any Subsidiary Guarantor (an "Excess Funding Guarantor") shall pay Guaranteed Obligations in excess of the Excess Funding Guarantor's Pro Rata Share (as hereinafter defined) of such Guaranteed Obligations, the other Subsidiary Guarantors shall, on demand (but subject to the next sentence hereof), pay to the Excess Funding Guarantor an amount equal to their respective Pro Rata Shares of such Excess Funding Guarantor's payment. The payment obligation of any Subsidiary Guarantor to any Excess Funding Guarantor under this Section 6.7 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 6 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For the purposes hereof, "Pro Rata Share" shall mean, for any Subsidiary Guarantor, a percentage equal to the percentage that such Subsidiary Guarantor's Tangible Net Worth as at June 30 1999 (as reflected on the balance sheets referred to in

Section 8.2 hereof) is of the aggregate Tangible Net Worth of all of the Subsidiary Guarantors as at such date.

      Section 6.8 Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 6.1 hereof would otherwise, taking into account the provisions of
Section 6.7 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 6.1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, the Lender, or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                    ARTICLE 7

                              CONDITIONS PRECEDENT

      Section 7.1 Initial Extension of Credit. The agreement of the Lender to make its initial extension of credit hereunder is subject to the receipt by the Lender of the following documents, each of which shall be satisfactory to the Lender in form and substance:

            (a) Corporate Documents. The following documents, each certified as indicated below:

                  (i) for each Obligor, a copy of the charter or articles of organization, as amended and in effect, of such Obligor certified as of a recent date by the Secretary of State of its jurisdiction of incorporation, and a certificate from such Secretary of State dated as of a recent date as to the good standing of and charter documents filed by such Obligor;

                  (ii) for each Obligor, a certificate of the Secretary or an Assistant Secretary of such Obligor, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Obligor as amended and in effect at all times from the date on which the resolutions referred to in clause (B) were adopted to and including the date of such certificate, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors of such Obligor authorizing the execution, delivery and performance of such of the Basic Documents to which such Obligor is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the charter of such Obligor has not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer of such Obligor executing such of the Basic Documents to which such Obligor is intended to be a party and each other document to be delivered by such Obligor from time to time in connection therewith (and the Lender may conclusively rely on such certificate until it receives notice in writing from such Obligor); and

                  (iii) for each Obligor, a certificate of another officer of such Obligor as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Obligor.

            (b) Officer's Certificate. A certificate of a senior officer of the Company, dated the Closing Date, to the effect set forth in the first sentence of Section 7.2 hereof.

            (c) Opinion of Counsel to the Obligors. An opinion, dated the Closing Date, of Brobeck, Phleger & Harrison LLP, counsel to the Obligors, substantially in the form of Exhibit D hereto, and covering such other matters as the Lender may reasonably request.

            (d) Notes. The Notes, duly completed and executed.

            (e) Security Agreement. The Security Agreement, duly executed and delivered by the Company and the Subsidiary Guarantors and the Lender. In addition, the Company shall have taken such other action (including, without limitation, delivering to the Lender, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Lender shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

            (f) Pledge Agreement. The Pledge Agreement, duly executed and delivered by the Company and the Lender and the certificates identified under the name of the respective party thereto in Annex B thereto, in each case accompanied by undated stock powers duly executed in blank. In addition, the Company shall have taken such other action (including, without limitation, delivering to the Lender, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Lender shall have requested in order to perfect the security interests created pursuant to the Pledge Agreement.

            (g) Insurance. The Company shall have delivered (i) a certificate of the chief financial officer of the Company setting forth the insurance obtained by it in accordance with the requirements of Section 9.4 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid and (ii) a certificate of insurance from the Company's insurance broker.

            (h) Other Documents. Such other documents as the Lender may reasonably request.

            The obligation of the Lender to make its initial extension of credit hereunder is also subject to the payment or delivery by the Company of such fees and other consideration as the Company shall have agreed to pay or deliver to the Lender in connection herewith, including, without limitation, the reasonable fees and expenses of counsel to the Lender (including, without limitation, in-house counsel and related professionals and staff) in connection with the negotiation, preparation, execution and delivery of this Agreement and the Notes and the other Basic

Documents and the extensions of credit hereunder (to the extent that statements for such fees and expenses have been delivered to the Company).

      Section 7.2 Initial and Subsequent Extensions of Credit. The agreement of the Lender to make any Loan or otherwise extend any credit to the Company pursuant to a Letter of Credit or a Lease Guaranty upon the occasion of each borrowing or such extension of credit hereunder is subject to the further conditions precedent that, both immediately prior to the making of such Loan or such extension of credit and also after giving effect thereto and to the intended use thereof: (a) no Default shall have occurred and be continuing; and
(b) the representations and warranties made by the Company in Section 8 hereof, and by each Obligor in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Loan or such extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). Each notice of borrowing or request for a Lease Guaranty or a Letter of Credit by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Company otherwise notifies the Lender prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

                                    ARTICLE 8

                         REPRESENTATIONS AND WARRANTIES

            The Company represents and warrants to the Lender that:

      Section 8.1 Corporate Existence. Each of the Company and its Subsidiaries:
(a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify could have a Material Adverse Effect.

      Section 8.2 Financial Condition. The Company has heretofore furnished to the Lender consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at June 30, 1999 and the related consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Arthur Andersen LLP. All such financial statements are complete and correct and fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries, and (in the case of said consolidating financial statements) the respective unconsolidated financial condition of the Company and of each of its Consolidated Subsidiaries, as at said date and the consolidated and unconsolidated results of their operations for the six month period ended on said date (subject to normal audit adjustments), all in accordance with generally accepted accounting principles and practices applied on a consistent basis. None of the Company nor any of its Subsidiaries has on the date hereof any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in said balance sheet as at said date. Since June 30, 1999, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken as a whole of the Company and its Consolidated Subsidiaries from that set forth in said financial statements as at said date.

      Section 8.3 Litigation. Except as disclosed to the Lender, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, or any investigation, now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries which, if adversely determined could have a Material Adverse Effect.

      Section 8.4 No Breach. None of the execution and delivery of this Agreement and the Notes and the other Basic Documents, the consummation of the transactions herein and therein contemplated or compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of the Company or any of its Subsidiaries pursuant to the terms of any such agreement or instrument. None of the Obligors is in breach of any agreement, instrument, contract or mortgage to which the Company or any of its subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject.

      Section 8.5 Action. Each Obligor has all necessary corporate power, authority and legal right to execute, deliver and perform its obligations under each of the Basic Documents to which it is a party; the execution, delivery and performance by each Obligor of each of the Basic Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes and the other Basic Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Section 8.6 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency, or any securities exchange, are necessary for the execution, delivery or performance by any Obligor of the Basic Documents to which it is a party or for the legality, validity or enforceability hereof or thereof, except for filings and recordings in respect of the Liens created pursuant to the Security Documents.

      Section 8.7 Use of Credit. Neither the Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

      Section 8.8 ERISA. Each Plan, and, to the knowledge of the Company, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law, and no event or condition has occurred and is continuing as to which the Company would be under an obligation to furnish a report to the Lender under Section 9.1(f) hereof.

      Section 8.9 Taxes. The Company and its Subsidiaries are members of an affiliated group of corporations filing consolidated returns for Federal income tax purposes, of which the Company is the "common parent" (within the meaning of Section 1504 of the Code) of such group. There is no tax sharing, tax allocation or similar agreement currently in effect providing for the manner in which tax payments owing by the members of such affiliated group (whether in respect of Federal or state income or other taxes) are allocated among the members of the group. The Company and its Subsidiaries have filed (either directly, or indirectly through the Company) all Federal income tax returns and all other material tax returns that are required to be filed by them and have paid (either directly, or indirectly through the Company) all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any of its Subsidiaries. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate. The Company has not given or been requested to give a waiver of the statute of limitations relating to the payment of Federal, state, local and foreign taxes or other impositions.

      Section 8.10 Investment Company Act. Neither the Company nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

      Section 8.11 Material Agreements and Liens.

            (a) Part A of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Company or any of its Subsidiaries the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $50,000, and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement is correctly described in Part A of said Schedule I.

            (b) Part B of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each Lien securing Indebtedness of any Person the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $50,000 and covering any Property of the Company or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in Part B of said Schedule I.

      Section 8.12 Environmental Matters. Each of the Company and its Subsidiaries has obtained all environmental, health and safety permits, licenses and other authorizations required under all Environmental Laws to carry on its business as now being or as proposed to be conducted, except to the extent failure to have any such permit, license or authorization would not have a Material Adverse Effect. Each of such permits, licenses and authorizations is in full force and effect and each of the Company and its Subsidiaries is in compliance with the terms and conditions thereof, and is also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply therewith would not have a Material Adverse Effect. In addition, no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Company or any of its Subsidiaries to have any environmental, health or safety permit, license or other authorization required under any Environmental Law in connection with the conduct of the business of the Company or any of its Subsidiaries or with respect to any generation, treatment, storage, emission, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Company or any of its Subsidiaries. There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or that are in the possession of the Company or any of its Subsidiaries in relation to any site or facility now or previously owned, operated or leased by the Company or any of its Subsidiaries which have not been made available to the Lender.

      Section 8.13 Subsidiaries, Etc.

            (a) Set forth in Part A of Schedule III hereto is a complete and correct list, as of the date of this Agreement, of all of the Subsidiaries of the Company, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule III hereto,
(x) each of the Company and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule III hereto, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

            (b) Set forth in Part B of Schedule III hereto is a complete and correct list, as of the date of this Agreement, of all Investments (other than Investments disclosed in Part A of said Schedule III hereto) held by the Company or any of its Subsidiaries in any Person and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule III hereto, each of the Company and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

            (c) None of the Subsidiaries of the Company is, on the date of this Agreement, subject to any indenture, agreement, instrument or other arrangement of the type described in the last sentence of 9.15 hereof.

      Section 8.14 Title to Assets. The Company owns and has on the date hereof, and will own and have on the Closing Date, good and marketable title (subject only to Liens permitted by Section 9.6 hereof) to the Properties shown to be owned in the most recent financial statements referred to in Section 8.2 hereof (other than Properties disposed of in the ordinary course of business or otherwise permitted to be disposed of pursuant to Section 9.5 hereof). The Company owns and has on the date hereof, and will own and have on the Closing Date, good and marketable title to, and enjoys on the date hereof, and will enjoy on the Closing Date, peaceful and undisturbed possession of, all Properties (subject only to Liens permitted by Section 9.6 hereof) that are necessary for the operation and conduct of its businesses.

      Section 8.15 Intellectual Properties.

      8.15.1 Definitions. For purposes of this Agreement, the following terms have the following definitions:

            "Intellectual Property" shall include, without limitation, any or all of the following and all rights associated therewith: (a) all domestic and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, continuations and continuations-in-part thereof; (b) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, rights of privacy and publicity, and all documentation relating to any of the foregoing; (c) all copyrights, copyright registrations and applications therefor, and all other rights corresponding thereto throughout the world; (d) all mask works, mask work registrations and applications therefor; (e) all industrial designs and any registrations and applications therefor; (f) all trade names, logos, common law trademarks and service marks; trademark and service mark registrations and applications therefor and all goodwill associated therewith; and (g) all computer software including all source code, object code, firmware, development tools, files, records and data, all media on which any of the foregoing is recorded, and all documentation related to any of the foregoing.

            "Intellectual Property of the Obligors" shall mean any Intellectual Property that: (a) is owned by or exclusively licensed to the Obligors, or (b) which is necessary to the operation of the Obligors, including the design, manufacture and use of the products of the Obligors as they currently are operated or are reasonably anticipated to be operated in the future, but shall specifically not include any rights in or to materials created for clients as "work-made-for-hire" or which are subject to an exclusive assignment or license in favor of clients of the Obligors.

      8.15.2 Representations. The registrations of the Intellectual Property listed on the Annexes to the Security Agreement are valid and subsisting, all necessary registration and renewal fees in connection with such registrations have been made and all necessary documents and certificates in connection with such registrations have been filed with the relevant patent, copyrights and trademark authorities in the United States or other jurisdiction for the purposes of maintaining such Intellectual Property registrations. (a) no Person has any rights to use any of the Intellectual Property of the Obligors; and (b) the Obligors have not granted to any Person, nor authorized any Person to retain, any rights in the Intellectual Property of the Obligors. Except for "shrink wrap" and similar commercial end-user licenses, the Obligors own and have good and exclusive title to each material item of Intellectual Property of the Obligors, free and clear of any Lien; and the Obligors own, or have the right, pursuant to a valid contract to use or operate under, all other material Intellectual Property of the Obligors. To the knowledge of the Company, the operation of the business of each of the Obligors as is currently conducted does not infringe the Intellectual Property of any other Person. The Obligors have not received notice from any Person that the operation of its business infringes the Intellectual Property of any Person. There are no contracts between the Obligors and any other Person with respect to the Intellectual Property of the Obligors in respect of which there is any dispute known to the Obligors regarding the scope of such agreement, or performance under such contract, including with respect to any payments to be made or received by the Obligors. To the knowledge of the Company, no Person is infringing or misappropriating any of the Intellectual Property of the Obligors.

      Section 8.16 Client Relations . No client of the Obligors representing more than 5% of the consolidated revenues of the Company for the four previous consecutive full fiscal quarters has advised the Obligors in writing that it is
(x) terminating or considering terminating the handling of its business by the Obligors as a whole or in respect of any particular product, project or service or (y) planning to reduce its future spending with the Obligors in any material manner; and to the knowledge of the Company, no client has orally advised the Obligors of any of the foregoing events.

      Section 8.17 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Company and its Subsidiaries to the Lender in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Company that could have a Material Adverse Effect that has not been disclosed herein, in the other Basic

Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lender for use in connection with the transactions contemplated hereby or thereby.

                                    ARTICLE 9

                            COVENANTS OF THE COMPANY

            The Company covenants and agrees with the Lender that, so long as any Commitment or Loan is outstanding and until payment in full of all amounts payable by the Company hereunder:

      Section 9.1 Financial Statements, Etc. The Company shall deliver to the
Lender:

            (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries, and said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

            (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of said consolidated statements and balance sheet of the Company, by an opinion thereon of one of the five largest accounting firms in the United States in terms of revenues, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting principles, and (ii) in the case of said consolidating statements and balance sheets, by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

            (c) if available, within 15 days after the end of each monthly period of each fiscal year of the Company, consolidated and consolidating statements of income, retained earnings and cash flow of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets of the Company and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries, and said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Company and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

            (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, which the Company shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

            (e) promptly upon the mailing thereof to the shareholders of the Company generally, copies of all financial statements, reports and proxy statements so mailed;

            (f) as soon as possible, and in any event within ten days after the Company knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of the Company setting forth details respecting such event or condition and the action, if any, that the Company or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Company or an ERISA Affiliate with respect to such event or condition):

                  (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code); and any request for a waiver under Section 412(d) of the Code for any Plan;

                  (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by the Company or an ERISA Affiliate to terminate any Plan;

                  (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                  (iv) the complete or partial withdrawal from a Multiemployer Plan by the Company or any ERISA Affiliate that results in liability under
Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by the Company or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                  (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against the Company or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                  (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Company or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

            (g) promptly after the Company knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Company has taken or proposes to take with respect thereto; and

            (h) from time to time such other information regarding the financial condition, operations, business or prospects of the Company or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as the Lender may reasonably request.

            The Company will furnish to the Lender, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of the Company (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Company has taken or proposes to take with respect thereto) and
(ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 9.7(c), 9.9 and 9.10, hereof as of the end of the respective quarterly fiscal period or fiscal year.

      Section 9.2 Litigation. The Company will promptly give to the Lender notice of all legal or arbitral proceedings, and of all proceedings and investigations by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting the Company or any of its Subsidiaries, except proceedings which, if adversely determined, would not have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company will give to the Lender notice of the assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Company or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation which, if adversely determined, would not have a Material Adverse Effect.

      Section 9.3 Existence, Etc. The Company will, and will cause each of its Subsidiaries to:

            (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 9.3 shall prohibit any transaction expressly permitted under
Section 9.5 hereof);

            (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements could have a Material Adverse Effect;

            (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

            (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

            (e) keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied; and

            (f) permit representatives of the Lender, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender.

      Section 9.4 Insurance. The Company will, and will cause each of its Subsidiaries to, keep insured by financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations.

      Section 9.5 Prohibition of Fundamental Changes. The Company will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Company will not, nor will it permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person except for (i) Unrestricted Subsidiaries, (ii) purchases of inventory and other Property to be sold or used in the ordinary course of business, (iii) Investments permitted under Section 9.8 hereof, (iv) and Capital Expenditures permitted under Section
9.10 hereof. The Company will not, nor will it permit any of its Subsidiaries to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or Property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests) but excluding obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Company and its Subsidiaries shall not have a fair market value in excess of $5,000,000. Notwithstanding the foregoing provisions of this Section 9.5:

            (a) any Subsidiary of the Company may be merged or consolidated with or into: (i) the Company if the Company shall be the continuing or surviving corporation or (ii) any other Subsidiary; provided that (x) if any such transaction shall be between a Subsidiary and a Wholly Owned Subsidiary, the Wholly Owned Subsidiary shall be the continuing or surviving corporation and (y) that if any such transaction shall be between a Subsidiary Guarantor and a Subsidiary not a Subsidiary Guarantor, and such Subsidiary Guarantor is not the continuing or surviving corporation, then the continuing or surviving corporation shall have assumed all of the obligations of such Subsidiary Guarantor hereunder; and

            (b) any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to the Company or a Wholly Owned Subsidiary of the Company; provided that if any such sale is by a Subsidiary Guarantor to a Subsidiary of the Company not a Subsidiary Guarantor, then such Subsidiary shall have assumed all of the obligations of such Subsidiary Guarantor hereunder; and

            (c) the Company or any Subsidiary of the Company may merge or consolidate with any other Person if (i) in the case of a merger or consolidation of the Company, the Company is the surviving corporation and, in any other case, the surviving corporation is a Wholly Owned Subsidiary of the Company and (ii) after giving effect thereto no Default would exist hereunder.

      Section 9.6 Limitation on Liens. The Company will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

            (a) Liens created pursuant to the Security Documents;

            (b) Liens in existence on the date hereof and listed in Part B of
Schedule I hereto (excluding, however, following the making of the initial Loans hereunder, Liens securing Indebtedness to be repaid with the proceeds of such Loans, as indicated on said Schedule I);

            (c) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of the Company or the affected Subsidiaries, as the case may be, in accordance with GAAP;

            (d) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 10(h) hereof;

            (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

            (f) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

            (g) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries;

            (h) Liens on Property of any corporation which becomes a Subsidiary of the Company after the date of this Agreement, provided that such Liens are in existence at the time such corporation becomes a Subsidiary of the Company and were not created in anticipation thereof;

            (i) Liens upon real and/or tangible personal Property acquired after the date hereof (by purchase, construction or otherwise) by the Company or any of its Subsidiaries, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of such Property; provided that no such Lien shall extend to or cover any Property of the Company or such Subsidiary other than the Property so acquired and improvements thereon; and provided, further, that the principal amount of Indebtedness secured by any such Lien shall at no time exceed 80% of the fair market value (as determined in good faith by a senior financial officer of the Company) of such Property at the time it was acquired (by purchase, construction or otherwise);

            (j) any Liens specifically approved by the Lender in writing;

            (k) Liens upon the Property of any Unrestricted Subsidiaries;

(l) Liens incurred in connection with any Capital Lease Obligations, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $10,000,000 in the aggregate at any one time outstanding;

            (m) additional Liens upon real and/or personal Property created after the date hereof, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $500,000 in the aggregate at any one time outstanding; and

            (n) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

      Section 9.7 Indebtedness. The Company will not, nor will it permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

            (a) Indebtedness to the Lender hereunder;

            (b) Indebtedness outstanding on the date hereof and listed in Part A of Schedule 1 hereto;

            (c) Indebtedness of Subsidiaries of the Company to the Company or to other Wholly Owned Subsidiaries of the Company; provided, however, in the case of advances by the Company and its Subsidiaries to Subsidiaries of the Company in the ordinary course of business, advances shall be limited such that the net amount of such advances by the Company to any one of its Subsidiaries shall not exceed $1,250,000 in the aggregate at any one time and the aggregate net amount of such advances by the Company to its Subsidiaries as a whole shall not exceed $5,000,000 in the aggregate at any one time;

            (d) Indebtedness of the Company and its Subsidiaries with respect to Capital Lease Obligations and obligations pursuant to clause (b) of the definition of "Indebtedness" in Section 1.1 hereof, up to but not exceeding $10,000,000 at any one time outstanding;

            (e) Indebtedness of any Unrestricted Subsidiary;

            (f) Additional Indebtedness of the Company up to but not exceeding $100,000 at any one time outstanding; and

            (g) Subordinated Indebtedness of the Company as provided in Section 9.11.

      Section 9.8 Investments. The Company will not, nor will it permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

            (a) Investments outstanding on the date hereof and identified in
Schedule III Part B hereto;

            (b) operating deposit accounts with banks;

            (c) Permitted Investments;

            (d) Investments by the Company and its Subsidiaries in capital stock of Subsidiaries of the Company to the extent outstanding on the date of the financial statements of the Company and its Consolidated Subsidiaries referred to in Section 8.2 hereof;

            (e) Investments in an Unrestricted Subsidiary up to but not exceeding $2,000,000; and

            (f) additional Investments up to but not exceeding $10,000,000 in the aggregate.

      Section 9.9 Dividend Payments. The Company will not, nor will it permit any of its Subsidiaries to, declare or make any Dividend Payment at any time.

      Section 9.10 Capital Expenditures. The Company will not permit the aggregate amount of Capital Expenditures by the Company and its Consolidated Subsidiaries to exceed $25,000,000 for the term of this Agreement.

      Section 9.11 Subordinated Indebtedness. Neither the Company nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for regularly scheduled payments of interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness not to exceed $3,000,000 in principal amount and which is unsecured.

      Section 9.12 Lines of Business. Neither the Company nor any of its Subsidiaries shall engage to any substantial extent in any line or lines of business activity other than the business of interactive marketing and professional services and any ancillary or complementary businesses.

      Section 9.13 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Company will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that (x) any Affiliate who is an individual may serve as a director, officer or employee of the Company or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (y) the Company and its Subsidiaries may enter into transactions (other than extensions of credit by the Company or any of its Subsidiaries to an Affiliate) providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of Property in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to the Company and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate.

      Section 9.14 Use of Proceeds. The Company will use the proceeds of the Loans hereunder solely to refinance existing Indebtedness and for general business purposes (in compliance with all applicable legal and regulatory requirements). Extensions of credit under the Guaranty Commitment shall be used only in respect of the Real Property Leases

      Section 9.15 Certain Obligations Respecting Subsidiaries. The Company will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the Company and each of its Subsidiaries at all times owns (subject only to the Lien of the Security Agreement) at least the same percentage of the issued and outstanding shares of each class of stock of each of its Subsidiaries as is owned on the date hereof. Without limiting the generality of the foregoing, none of the Company nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any shares of stock in any Subsidiary owned by them, nor permit any Subsidiary to issue any shares of stock of any class whatsoever to any Person (other than to the Company or another Obligor). In the event that any such additional shares of stock shall be issued by any Subsidiary, the respective Obligor agrees forthwith to deliver to the Lender pursuant to the Security Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Lender shall request to perfect the security interest created therein pursuant to the Security Agreement. The Company will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

      Section 9.16 Additional Subsidiary Guarantors. (a) Subject to the provisions of Section 9.16(b) below, the Company will take such action, and will cause each of its Subsidiaries to take such action, from time to time as shall be necessary to ensure that all Subsidiaries of the Company (other than Inactive Subsidiaries and Unrestricted Subsidiaries) are Subsidiary Guarantors and, thereby, "Obligors" hereunder. Without limiting the generality of the foregoing, in the event that the Company or any of its Subsidiaries shall form any new Subsidiary after the date hereof which the Company or the respective Subsidiary anticipates will not be an Inactive Subsidiary or an Unrestricted Subsidiary (or, in the event that any Inactive Subsidiary or an Unrestricted Subsidiary shall cease to be an Inactive Subsidiary or Unrestricted Subsidiary), the Company or the respective Subsidiary will cause such new Subsidiary (or such Inactive Subsidiary and/or Unrestricted Subsidiary which ceases to be an Inactive Subsidiary and/or Unrestricted Subsidiary) to become a "Subsidiary Guarantor" (and, thereby, an "Obligor") hereunder pursuant to a written instrument in form and substance satisfactory to the Lender, and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 7.1 hereof upon the Closing Date or as the Lender shall have requested.

            (b) Notwithstanding any provisions of Section 9.16(a) above to the contrary, within one month after a Foreign Subsidiary becomes an Obligor hereunder in accordance with the terms of this Agreement and at or about the time of the creation or acquisition of any future Foreign Subsidiary, and within 45 days prior to each fiscal year end of the Company (other than December 31, 1999) thereafter, at the request of the Company, Lender agrees to jointly evaluate with the Company the risk of adverse tax consequences, if any, (after taking into account any foreign tax credits) resulting from each respective Foreign Subsidiary becoming an Obligor hereunder based on the documents and materials described below, and the extent to which such adverse tax consequences, if any, to the Company would outweigh the benefits to the Lender of having such Foreign Subsidiary as an Obligor hereunder. If in the Lender's reasonable judgment, such adverse tax consequences, if any, would outweigh such benefits, in respect of (i) any existing Foreign Subsidiary being an Obligor or
(ii) any Foreign Subsidiary becoming an Obligor, the Lender will promptly execute and deliver to the Company such documents and instruments as are necessary or desirable (a) to release and terminate such Foreign Subsidiary from being an Obligor hereunder and (b) to waive the requirement that such new Foreign Subsidiary become an Obligor hereunder. In connection with performing such evaluation, the Company agrees to provide the Lender, upon the Lender's request, with supporting documents and materials (including any analyses and projections prepared by an independent certificate public accountants of nationally recognized standing (it being understood that the Company shall not be obligated to have such analyses or projection prepared)) demonstrating such adverse tax consequences. Notwithstanding anything contained herein to the contrary, it is understood that in no event shall the Company pledge more than 65% of the capital stock of any of its Foreign Subsidiaries to the Lender pursuant to the Pledge Agreement.

      Section 9.17 Payments in Kind. The Company will take payments in kind for services rendered to its clients only to the extent that such payments exceed the allocated cost of the client project.

                                   ARTICLE 10

                                EVENTS OF DEFAULT

            If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

            (a) The Company shall: (i) fail to pay any principal of any Loan when due (whether at stated maturity or at mandatory or optional prepayment) or
(ii) fail to pay any interest on any Loan, any fee or expense or any other amount payable by it hereunder or under any other Basic Document when due, and, in each case, such default shall have continued unremedied for 10 or more days; or

            (b) The Company or any of its Subsidiaries shall default in the payment when due of any principal of or interest on any of its other Indebtedness having an aggregate principal amount outstanding of at least $500,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at a level specified in relation to the par value thereof; or

            (c) Any representation, warranty or certification made or deemed made herein or in any other Basic Document (or in any modification or supplement hereto or thereto) by any Obligor, or any certificate furnished to the Lender pursuant to the provisions hereof or thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

            (d) The Company shall default in the performance of any of its obligations under any of Sections 9.1(g), 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 9.11,
9.12, or 9.13, hereof or any Obligor shall default in the performance of any of its obligations under the Security Agreement; or any Obligor shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of thirty days after notice thereof to the Company by the Lender; or

            (e) The Company or any of its Subsidiaries shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

            (f) The Company or any of its Subsidiaries shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

            (g) A proceeding or case shall be commenced, without the application or consent of the Company or any of its Subsidiaries, in any court of competent jurisdiction, seeking (i) its reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a receiver, custodian, trustee, examiner, liquidator or the like of the Company or such Subsidiary or of all or any substantial part of its Property, or (iii) similar relief in respect of the Company or such Subsidiary under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of

60 or more days; or an order for relief against the Company or such Subsidiary shall be entered in an involuntary case under the Bankruptcy Code; or

            (h) A final judgment or judgments for the payment of money in excess of $500,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in respect of such judgment) or in excess of $500,000 in the aggregate (regardless of insurance coverage) shall be rendered by a one or more courts, administrative tribunals or other bodies having jurisdiction against the Company or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company or the relevant Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

            (i) An event or condition specified in Section 9.1(f) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Company or any ERISA Affiliate shall incur or in the opinion of the Lender shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of the Lender, a Material Adverse Effect; or

            (j) A reasonable basis shall exist for the assertion against the Company or any of its Subsidiaries of (or there shall have been asserted against the Company or any of its Subsidiaries) claims or liabilities, whether accrued, absolute or contingent, based on or arising from the generation, storage, transport, handling or disposal of Hazardous Materials by the Company or any of its Subsidiaries or Affiliates, or any predecessor in interest of the Company or any of its Subsidiaries or Affiliates, or relating to any site or facility owned, operated or leased by the Company or any of its Subsidiaries or Affiliates, which claims or liabilities (insofar as they are payable by the Company or any of its Subsidiaries but after deducting any portion thereof which is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor), in the judgment of the Lender are reasonably likely to be determined adversely to the Company or any of its Subsidiaries, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect; or

            (k) Except for expiration in accordance with its terms, any of the Security Documents shall be terminated or shall cease to be in full force and effect, for whatever reason;

            THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10 with respect to any Obligor,
(A) the Lender may, by notice to the Company, terminate the Commitments and they shall thereupon terminate, and (B) the Lender may by notice to the Company declare the principal amount then outstanding of, and the accrued interest and expenses on, the Loans, and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.4 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.4 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor, and in the Lender may proceed hereunder or under Article 6 with respect to the Guarantees.

                                   ARTICLE 11

                                  MISCELLANEOUS

      Section 11.1 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      Section 11.2 Notices. All notices, requests and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, by telecopy) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (below the name of the Company, in the case of any Subsidiary Guarantor); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

      Section 11.3 Expenses, Etc. The Company agrees to pay or reimburse the Lender for paying: (a) all reasonable out-of-pocket costs and expenses of the Lender (including, without limitation, the reasonable fees and expenses of counsel to the Lender, including, without limitation, in-house counsel and other related professionals and staff), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the extension of credit hereunder and (ii) any modification, supplement or waiver of any of the terms of this Agreement or any of the other Basic Documents; (b) all reasonable costs and expenses of the Lender (including, without limitation, reasonable counsels' fees) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out" (whether or note consummated), or the obligations of the Company hereunder and (ii) the enforcement of this Section 11.3; and (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein.

            The Company hereby agrees (i) to promptly indemnify the Lender and its directors, officers, employees, attorneys and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Company or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder and the Basic Documents, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) and (ii) not to assert any claim against the Lender, any of its affiliates, or any of its respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to any of the transactions contemplated herein or in any other Basic Document. Without limiting the generality of the foregoing, the Company will promptly indemnify the Lender from, and hold the Lender harmless against, any losses, liabilities, claims, damages, costs or expenses described in the preceding sentence (but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising under any Environmental Law as a result of the past, present or future operations of the Company or any of its Subsidiaries (or any predecessor in interest to the Company or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased by the Company or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials from any such site or facility, including any such Release or threatened Release which shall occur during any period when the Lender shall be in possession of any such site or facility following the exercise by the Lender of any of its rights and remedies hereunder or under any of the Security Documents.

      Section 11.4 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing signed by the Company and the Lender and any provision of this Agreement may be waived by the Lender.

      Section 11.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      Section 11.6 Assignments and Participations.

            (a) No Obligor may assign any of its rights or obligations hereunder or under the Notes without the prior consent of all of the Lender.

            (b) The Lender may, without the consent of the Company, assign any of its Loans, its Notes, and its Commitments; provided, however, the Lender shall not assign any of such Loans,

Notes and/or Commitments to an assignee that is in a business which is competitive with the business conducted by the Company. Upon execution and delivery by the assignee to the Company and the Lender of an instrument in writing pursuant to which such assignee agrees to become the Lender hereunder having the Commitment(s) and Loans, specified in such instrument, the assignee shall have, to the extent of such assignment, the obligations, rights and benefits of the Lender hereunder holding the Commitment(s) and Loans (or portions thereof) assigned to it and the Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned.

            (c) The Lender may furnish any information concerning the Company or any of its Subsidiaries in the possession of the Lender from time to time to assignees (including prospective assignees).

      Section 11.7 Survival. The obligations of the Company under Sections 5.1, 5.4, 5.5 and 11.3 hereof shall survive the repayment of the Loans and the termination of the Commitments. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the making of such representation and warranty, and the Lender shall not be deemed to have waived, by reason of making any extension of credit hereunder, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lender may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

      Section 11.8 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

      Section 11.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

      Section 11.10 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

      Section 11.11 Waiver of Jury Trial. EACH OF THE OBLIGORS AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN

ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 11.12 Representations and Warranties of Lender Lender represents and warrants to the Company that Lender: (i) will acquire each Note for its own account for investment and (subject to the disposition of its property being at all times within its control) not with a view to any resale or other distribution of such Note in a transaction constituting a public offering or otherwise requiring registration under the Securities Act of 1933, as amended (the "Securities Act") or in a transaction that would result in noncompliance with applicable state securities laws; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and the risks of its acquisition of any Note and credit extensions to the Company, (iii) is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act, and (iv) understands that such Note has not been, and will not be, registered under the Securities Act or any State securities laws.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                          AGENCY.COM LTD.


                                          By: /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                          Title: E.V.P, Secretary


                                          Address for Notices:

                                          665 Broadway
                                          New York, New York 10012
                                          Attention: Chief Financial Officer
                                          Telecopier No.: (212) 358-8255
                                          Telephone No.: (212) 358-8220

                                          OMNICOM FINANCE INC.


                                          By: /s/ Dennis E. Hewitt
                                              ---------------------------------
                                          Title: Treasurer

                                          Address for Notices:

                                          437 Madison Avenue
                                          New York, New York 10022
                                          Attention: Chief Financial Officer
                                          Telecopier No.: (212) 415-3600
                                          Telephone No.: (212) 415-3530

                                          SUBSIDIARY GUARANTORS


                                          AGENCY.COM LTD.


                                          By: /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                          Title: Executive Vice President,
                                                  Secretary


                                          AGENCY.COM: AMSTERDAM B.V.


                                          By: /s/ T.E.R. Slott
                                              ---------------------------------
                                          Title: President


                                          AGENCY INTERACTIVE MANAGEMENT INC.


                                          By: /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                          Title: Secretary


                                          ITI ACQUISITION INC.
                                          (to be known as Interactive Traffic
                                          Inc.)


                                          By: /s/ Janet Ambrosi Wertman
                                              --------------------------------
                                          Title: Secretary

                                                                      SCHEDULE I


                          Material Agreements and Liens


Part A - Material Agreements

None.


Part B - Liens

Lien held by Omnicom Finance Inc. filed with Secretary of State of New York, File No. 182834

Lien held by Omnicom Finance Inc. filed with City Register of New York County

                                                                     SCHEDULE II


                               Hazardous Materials


None.

                                                                    SCHEDULE III


                          Subsidiaries and Investments


Part A - Subsidiaries

      Agency.Com Ltd., a company incorporated in England and Wales under the Companies Act 1985 as a limited company. Wholly-owned by the Company.

      Agency.Com, Amsterdam B.V., a company incorporated under the laws of the Kingdom of the Netherlands as a limited liability company (formerly Twinspark Interactive People B.V.). Wholly-owned by the Company

      Agency Interactive Management Inc., a corporation organized under the laws of the Commonwealth of Massachusetts. Wholly-owned by the Company.

      ITI Acquisition Inc. (to be known as Interactive Traffic Inc.), a corporation organized under the laws of the State of Delaware. Wholly-owned by the Company.


Part B - Investments

The Edge Consultants Pte. Ltd., a corporation organized under the laws of Singapore. The Company owns a 30% interest.

Pictoris Interactive S.A., a corporation organized under the laws of France. The Company owns a 5% interest; it has the right to acquire the remaining 95% of the share capital.

                                                                     EXHIBIT A-1


                         [Form of Revolving Credit Note]


                      AMENDED AND RESTATED PROMISSORY NOTE


$_______________                               [__________, ____]

                                                              New York, New York


            FOR VALUE RECEIVED, AGENCY.COM LTD, a Delaware corporation (the "Company"), hereby promises to pay to OMNICOM FINANCE INC. (the "Lender"), at the principal office of the Lender, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Company under the Credit Agreement as determined on the books and records of the Lender which determination shall be final and binding), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

            This Note is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of [__________], 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS", and the Lender, and evidences Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

            Except as permitted by Section 11.6(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

            THIS AMENDED AND RESTATED PROMISSORY NOTE AMENDS, RESTATES AND SUPERSEDES IN ALL RESPECTS AND IS ISSUED IN PLACE OF THE PROMISSORY NOTE DATED AS OF THE DATE THEREOF BY AGENCY.COM LTD., AS MAKER, PAYABLE TO OMNICOM FINANCE INC., AS PAYEE, IN THE OUTSTANDING PRINCIPAL AMOUNT OF $____________.

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.

                                          AGENCY.COM LTD.


                                          By: ___________________________
                                                Title:

                       SCHEDULE OF REVOLVING CREDIT LOANS


This Note evidences Revolving Credit Loans made under the within-described Credit Agreement to the Company, on the dates, in the principal amounts bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments and prepayments of principal set forth below:

                                    Duration
             Principal              of         Amount     Unpaid
             Amount of  Interest    Interest   Paid or    Principal   Notation
Date Made    Loan       Rate        Period     Prepaid    Amount      Made By
---------    ----       ----        ------     -------    ------      -------

                                                                     EXHIBIT A-2


                            [Form of Term Loan Note]

                      AMENDED AND RESTATED PROMISSORY NOTE


$_______________                               [__________, ____]

                                                              New York, New York

            FOR VALUE RECEIVED, AGENCY.COM LTD, a Delaware corporation (the "Company"), hereby promises to pay to OMNICOM FINANCE INC. (the "Lender"), at the principal office of the Lender, the principal sum of _______________ Dollars, in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Term Loan, at such office, in like money and funds, for the period commencing on the date of such Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

            The date, amount, interest rate and duration of Interest Period (if applicable) of the Term Loan made by the Lender to the Company, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Company to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Term Loan made by the Lender.

            This Note is the Term Loan Note referred to in the Credit Agreement dated as of [__________], 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Company, the Subsidiaries of the Company identified on the signature pages thereof under the caption "SUBSIDIARY GUARANTORS", and the Lender, and evidences a Term Loan made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

            The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of the Term Loan upon the terms and conditions specified therein.

            Except as permitted by Section 11.6(b) of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

            The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            This Note shall be governed by, and construed in accordance with, the law of the State of New York.

            THIS AMENDED AND RESTATED PROMISSORY NOTE AMENDS, RESTATES AND SUPERSEDES IN ALL RESPECTS AND IS ISSUED IN PLACE OF CERTAIN PROMISSORY NOTES EACH DATED AS OF THE DATE THEREOF BY AGENCY.COM LTD. AND INTERACTIVE SOLUTIONS INC. (AS PREDECESSOR IN INTEREST TO AGENCY.COM LTD.), AS THE CASE MAY BE, AS MAKER, PAYABLE TO OMNICOM FINANCE INC., AS PAYEE, IN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF $_____________.

            THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAWS. IT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 OR SUCH OTHER LAWS.


                                          AGENCY.COM LTD.


                                          By: __________________________
                                                Title:

                              SCHEDULE OF TERM LOAN

This Note evidences the Term Loan made under the within-described Credit Agreement to the Company, on the dates, in the principal amount, bearing interest at the rate and having Interest Period (if applicable) of the duration set forth below, subject to the payments and prepayments of principal set forth below:

                                    Duration
             Principal              of         Amount     Unpaid
             Amount of  Interest    Interest   Paid or    Principal   Notation
Date Made    Loan       Rate        Period     Prepaid    Amount      Made By
---------    ----       ----        ------     -------    ------      -------

                                                                  EXECUTION COPY

================================================================================

                               SECURITY AGREEMENT


                                      among


                                AGENCY.COM LTD.,


                              CERTAIN SUBSIDIARIES
                               OF AGENCY.COM LTD.


                                       and


                              OMNICOM FINANCE INC.,
                                    as Lender


                          Dated as of November 4, 1999

================================================================================

                               TABLE OF CONTENTS

                                   ARTICLE I
                               SECURITY INTERESTS

Section 1.1  Grant of Security Interests.......................................1
Section 1.2  Power of Attorney.................................................2

                                   ARTICLE II
                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.1  Necessary Filings.................................................2
Section 2.2  No Liens..........................................................3
Section 2.3  Other Financing Statements........................................3
Section 2.4  Chief Executive Office: Records...................................3
Section 2.5  Location of Inventory and Equipment...............................4
Section 2.6  Recourse..........................................................4
Section 2.7  Trade Names: Change of Name.......................................4

                                   ARTICLE III
                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                          CONTRACT RIGHTS; INSTRUMENTS

Section 3.1  Additional Representations and Warranties.........................5
Section 3.2.  Maintenance of Records...........................................5
Section 3.3  Direction to Account Debtors: Contracting Parties: Etc............5
Section 3.4  Modification of Terms: Etc........................................6
Section 3.5  Collection........................................................6
Section 3.6  Instruments.......................................................6
Section 3.7  Further Actions...................................................6

                                   ARTICLE IV
                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

Section 4.1  Additional Representations and Warranties.........................7
Section 4.2  Licenses and Assignments..........................................7
Section 4.3  Infringements.....................................................7
Section 4.4  Preservation of Marks.............................................8
Section 4.5  Maintenance of Registration.......................................8
Section 4.6  Future Registered Marks...........................................8
Section 4.7  Existing Domain Name Registration and Future Domain Name
             Registration......................................................8
Section 4.8  Remedies..........................................................8

                                    ARTICLE V
                     SPECIAL PROVISIONS CONCERNING PATENTS,
                          COPYRIGHTS AND TRADE SECRETS

Section 5.1  Additional Representations and Warranties.........................9
Section 5.2  Licenses and Assignments.........................................10
Section 5.3  Infringements....................................................10
Section 5.4  Maintenance of Patents...........................................10
Section 5.5  Prosecution of Patent Application................................10
Section 5.6  Other Patents and Copyrights.....................................10
Section 5.7  Remedies.........................................................11

                                   ARTICLE VI
                      PROVISIONS CONCERNING ALL COLLATERAL

Section 6.1  Protection of Lender's Security..................................11
Section 6.2  Warehouse Receipts Non-Negotiable................................12
Section 6.3  Further Actions..................................................12
Section 6.4  Financing Statements.............................................12

                                   ARTICLE VII
                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

Section 7.1  Remedies: Obtaining the Collateral Upon Default..................12
Section 7.2  Remedies: Disposition of the Collateral..........................13
Section 7.3  Waiver of Claims.................................................14
Section 7.4  Application of Proceeds..........................................15
Section 7.5  Remedies Cumulative..............................................15
Section 7.6  Discontinuance of Proceedings....................................16

                                  ARTICLE VIII
                                    INDEMNITY

Section 8.1  Indemnity........................................................16
Section 8.2  Indemnity Obligations Secured by Collateral: Survival............17

                                   ARTICLE IX
                                   DEFINITIONS


                                    ARTICLE X
                                  MISCELLANEOUS

Section 10.1  Notices.........................................................21
Section 10.2  Waiver: Amendment...............................................21

Section 10.3  Obligations Absolute............................................21
Section 10.4  Successors and Assigns..........................................22
Section 10.5  Headings Descriptive............................................22
Section 10.6  Governing Law...................................................22
Section 10.7  Assignor's Duties...............................................22
Section 10.8.  Termination; Release...........................................22
Section 10.9  Counterparts....................................................23
Section 10.10  The Lender.....................................................23

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of November __, 1999, among each of the undersigned (each, an "Assignor" and, together the "Assignors") and Omnicom Finance Inc. (the "Lender"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:

                  WHEREAS, Agency.Com Ltd. (the "Company") and Lender have entered into a Credit Agreement, dated the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Company as contemplated therein;

                  WHEREAS, pursuant to the Credit Agreement, each Assignor (other than the Company) has jointly and severally guaranteed to the Lender the payment when due of all debts, obligations and liabilities of the Company under or with respect to the Loans, Notes and other Basic Documents;

                  WHEREAS, it is a condition precedent to the making of Loans to the Company under the Credit Agreement that the Assignors shall have executed and delivered to the Lender this Agreement; and

                  WHEREAS, each Assignor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Lender and hereby covenants and agrees with the Lender as follows:


                                    ARTICLE I

                               SECURITY INTERESTS

         Section 1.1 GRANT OF SECURITY INTERESTS. (a) As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby assign and transfer unto the Lender, and does hereby pledge and grant to the Lender, a continuing security interest of first priority in, and lien on, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder (other than Contracts which by their terms cannot be pledged), (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, (vii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, trade secrets, (viii) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments, (ix) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral"). Notwithstanding the foregoing provisions of Section 1.1, to the extent that any General Intangibles, not including any Receivables, included in the term "Collateral" are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto without the consent of the licensor or lessor thereof or other applicable party thereto and such consent has not been obtained, such General Intangibles shall not be included in the "Collateral"; provided, however, upon obtaining any of such consents, such General Intangibles shall be included in the "Collateral".

                  (b) The security interest of the Lender under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

         Section 1.2 POWER OF ATTORNEY. Each Assignor hereby constitutes and appoints the Lender its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Lender may deem to be reasonably necessary or advisable to protect its interests, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         Section 2.1 NECESSARY FILINGS. All filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Lender hereby in respect of the Collateral have been accomplished (or will have been accomplished on the Business Day immediately following the date upon which the first Loan is incurred under the Credit Agreement) and the security interest granted to the Lender pursuant to this Agreement in and to the Collateral creates a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (other than Liens permitted pursuant to Section 9.6 of the Credit Agreement) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests, in each case to the extent that the Collateral consists of the type of property in which a security interest may be perfected by filing a financing statement under the Uniform Commercial Code as enacted in any relevant jurisdiction or in the United States Patent and Trademark Office or United States Copyright Office.

         Section 2.2 NO LIENS. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of, or has rights in, all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens permitted pursuant to Section 9.6 of the Credit Agreement), and such Assignor shall defend the Collateral to the extent of its rights therein against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Lender.

         Section 2.3 OTHER FINANCING STATEMENTS. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Liens permitted pursuant to Section 9.06 of the Credit Agreement), and so long as the Commitment has not been terminated or any Note remains unpaid or any of the Obligations remain unpaid, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except (a) financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as permitted by the Credit Agreement and (b) financing statements with respect to Liens permitted pursuant to Section 9.6 of the Credit Agreement.

         Section 2.4 CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of such Assignor is located at the address or addresses indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights of such Assignor and the only original books of account and records of such Assignor relating thereto are, and will continue to be, kept at such chief executive office, at one or more of the locations set forth on Annex A hereto or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until it shall have given to the Lender notice of its intention to do so unless (i) such Assignor shall give to the Lender written notice of any such relocation of its chief executive office within 10 days following such relocation, clearly describing such new location and providing such other information in connection therewith as the Lender may reasonably request and (ii) with respect to such new location, it shall take all action, reasonably satisfactory to the Lender, to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         Section 2.5 LOCATION OF INVENTORY AND EQUIPMENT. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor (other than various spare parts held for maintenance or repair of Equipment). Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5 (other than (i) immaterial portions of Inventory (x) sold on consignment or held on display for demonstration purposes or (y) may be transferred to another location in connection with a sale of such Inventory in the ordinary course of business, so long as such sale occurs within 30 days from the date of such transfer, or (ii) various spare parts held for maintenance or repair of Equipment). Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Lender written notice within 10 days following any such relocation clearly describing such new location and providing such other information in connection therewith as the Lender may request and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Lender to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         Section 2.6 RECOURSE. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the Credit Agreement and other Basic Documents, and otherwise in writing in connection herewith or therewith.

         Section 2.7 TRADE NAMES; CHANGE OF NAME. No Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name unless (i) it shall have given to the Lender written notice within 10 days following any assumption of, or operation under, such new name clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Lender may reasonably request and
(ii) with respect to such new name, it shall have taken all action requested by the Lender, to maintain the security interest of the Lender in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.


                                   ARTICLE III

                   SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                          CONTRACT RIGHTS; INSTRUMENTS

         Section 3.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are what they purport to be, and that all papers and documents (if any) relating thereto will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes).

         Section 3.2 MAINTENANCE OF RECORDS. Each Assignor will keep and maintain at its own cost and expense accurate records of its Receivables and Contracts, records of all payments received, all credits granted thereon, all merchandise, returned and all other dealings therewith, and such Assignor will make the same available on such Assignor's premises to the Lender for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon prior notice to an authorized officer of such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the request of the Lender, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Lender or to its representatives (copies of which evidence and books and records may be retained by such Assignor). Upon the occurrence and during the continuance of an Event of Default and if the Lender so directs, such Assignor shall legend, in form and manner reasonably satisfactory to the Lender, the Receivables and the Contracts, as well as books, records and documents (if any) of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Lender and that the Lender has a security interest therein.

         Section 3.3 DIRECTION TO ACCOUNT DEBTORS; CONTRACTING PARTIES; ETC. Upon the occurrence of an Event of Default, and if the Lender so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account,
(y) that the Lender may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x) and (z) that the Lender may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Lender may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Assignor or the Lender, shall be borne by the relevant Assignor. The Lender shall deliver a copy of each notice referred to in the preceding clause
(y) to the relevant Assignor; PROVIDED, that the failure by the Lender to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Lender created by this Section 3.3.

         Section 3.4 MODIFICATION OF TERMS: ETC. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify in any material respect any term thereof or make any material adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Lender, except as permitted by Section 3.5 hereof or in the Credit Agreement. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair the rights of the Lender in the Receivables or Contracts.

         Section 3.5 COLLECTION. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence of an Event of Default, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with reasonable business judgment and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Assignor finds appropriate in accordance with reasonable business judgment. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by an Assignor or the Lender, shall be borne by the relevant Assignor.

         Section 3.6 INSTRUMENTS. If any Assignor owns or acquires any Instrument constituting Collateral, such Assignor will within two Business Days notify the Lender thereof, and upon request by the Lender will promptly deliver such Instrument to the Lender appropriately endorsed to the order of the Lender as further security hereunder.

         Section 3.7 FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Lender may reasonably require.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

         Section 4.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use the registered Marks listed in Annex D hereto for such Assignor and that said listed Marks constitute all the United States marks and applications for United States marks registered in the United States Patent and Trademark Office that such Assignor presently owns or uses in connection with its business. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use all Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said registrations is invalid or unenforceable, or is not aware that there is any reason that any of said applications will not pass to registration. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Trademarks in the form of Annex G hereto and a Grant of Security Interest in United States Patents in the form of Annex H hereto in the United States Patent and Trademark Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Lender in the United States Marks covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Trademark and a Grant of Security Interest in United States Patents covering all right, title and interest in each United States Mark, and the associated goodwill, of such Assignor, and to record the same. Each Assignor hereby grants to the Lender an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

         Section 4.2 LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Credit Agreement or this Agreement, each Assignor hereby agrees not to divest itself of any right under any Mark absent prior written approval of the Lender.

         Section 4.3 INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to notify the Lender in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any Mark, or with respect to any party claiming that such Assignor's use of any Mark violates in any material respect any property right of that party. Each Assignor further agrees, unless otherwise agreed by the Lender, to prosecute any Person infringing any Mark in accordance with commercially reasonable business practices.

         Section 4.4 PRESERVATION OF MARKS. Each Assignor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks under the laws of the United States, PROVIDED, that, to the extent permitted by the Credit Agreement, no Assignor shall be obligated to preserve any Mark in the event such Assignor determines, in its reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

         Section 4.5 MAINTENANCE OF REGISTRATION. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss. 1051 ET seq. to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its registered Marks pursuant to 15 U.S.C. ss.ss. 1058(a), 1059 and 1065 and to main domain name registrations with Internic or other registers, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Lender; provided, that no Assignor shall be obligated to maintain registration of any Mark in the event that such Assignor determines, in its reasonable business judgment, that such maintenance of such Mark is no longer necessary or desirable in the conduct of its business. Each Assignor agrees to notify the Lender three months prior to the dates on which the affidavits of use or the applications for renewal registration are due with respect to any registered Mark that the affidavits of use or the renewal is being processed or being abandoned, as the case may be.

         Section 4.6 FUTURE REGISTERED MARKS. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate, such Assignor shall deliver to the Lender a copy of such certificate, and a grant of security in such Mark, to the Lender and at the expense of such Assignor, confirming the grant of security in such Mark to the Lender hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Lender.

         Section 4.7 EXISTING DOMAIN NAME REGISTRATION AND FUTURE DOMAIN NAME REGISTRATION. Each of the Assignors hereby appoints the Lender as their irrevocable agent to file all necessary documents, registrations and recordings in the Lender's name with Internic or other domain name registers to perfect the security interest granted to the Lender in the domain names covered by this Agreement.

         Section 4.8 REMEDIES. If an Event of Default shall occur and be continuing, the Lender may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the

Marks, together with all trademark rights and rights of protection to the same, vested in the Lender, in which event such rights, title and interest shall immediately vest in the Lender, and the Lender shall be entitled to exercise the power of attorney referred to in Section 4.1 and 4.7 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Lender, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Lender may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office to the Lender.


                                    ARTICLE V

                     SPECIAL PROVISIONS CONCERNING PATENTS,
                          COPYRIGHTS AND TRADE SECRETS

         Section 5.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use (i) all material United States trade secrets and proprietary information necessary to operate the business of the Assignor (the "Trade Secret Rights"), (ii) the Patents listed in Annex E hereto for such Assignor and that said Patents constitute all the United States patents and applications for United States patents that such Assignor now owns or uses and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights all registrations of United States copyrights and applications for United States include copyright registrations that such Assignor now owns or uses. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright of such Assignor has misappropriated any trade secret or proprietary information, except those claims which in the aggregate could not be reasonably expected to have a Material Adverse Effect. Each Assignor represents and warrants that upon the recordation of a Grant of Security Interest in United States Patents in the form of Annex H hereto in the United States Patent and Trademark Office and the recordation of a Grant of Security Interest in United States Copyrights in the form of Annex I hereto in the United States Copyright Office, together with filings on Form UCC-1 pursuant to this Agreement, all filings, registrations and recordings necessary or appropriate to perfect the security interest granted to the Lender in the United States Patents and United States Copyrights covered by this Agreement under federal law will have been accomplished. Each Assignor agrees to execute such a Grant of Security Interest in United States Patents covering all right, title and interest in each United States Patent of such Assignor and to record the same, and to execute such a Grant of Security Interest in United States Copyrights covering all right, title and interest in each United States Copyright of such Assignor and to record the same. Each Assignor hereby grants to the Lender an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

         Section 5.2 LICENSES AND ASSIGNMENTS. Except as otherwise permitted by the Credit Agreement or this Agreement, each Assignor hereby agrees not to divest itself of any right under any Patent or Copyright absent prior written approval of the Lender.

         Section 5.3 INFRINGEMENTS. Each Assignor agrees, promptly upon learning thereof, to furnish the Lender in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe any of such Assignor's rights in and to in any Patent or Copyright or to any claim that such Assignor's practice of any Patent or use of any Copyright violates any property right of a third party, or with respect to any misappropriation of any Trade Secret Right or any claim that such Assignor's practice of any Trade Secret Right violates any property right of a third party. Each Assignor further agrees, absent direction of the Lender to the contrary, diligently to prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right in accordance with commercially reasonable business practices.

         Section 5.4 MAINTENANCE OF PATENTS. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. ss. 41 to maintain in force rights under each Patent, absent prior written consent of the Lender, PROVIDED, that, to the extent permitted by the Credit Agreement, no Assignor shall be obligated to maintain any Patent in the event such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business.

         Section 5.5 PROSECUTION OF PATENT APPLICATION. At its own expense, each Assignor shall diligently prosecute all applications for United States Patents listed in Annex E hereto for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Lender, PROVIDED, that, to the extent permitted by the Credit Agreement, no Assignor shall be obligated to prosecute any application in the event such Assignor determines, in its reasonable business judgment, that the prosecuting of such application is no longer necessary or desirable in the conduct of its business.

         Section 5.6 OTHER PATENTS AND COPYRIGHTS. Within 30 days of the acquisition or issuance of a United States Patent, registration of a Copyright, or acquisition of a registered Copyright, or of filing of an application for a United States Patent or registration of Copyright, the relevant Assignor shall deliver to the Lender a copy of said Copyright or certificate or registration of, or application therefor, said Patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Lender and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Lender.

         Section 5.7 REMEDIES. If an Event of Default shall occur and be continuing, the Lender may by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Lender, in which event such right, title, and interest shall immediately vest in the Lender, in which case the Lender shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency;
(ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Lender may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Lender.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

         Section 6.1 PROTECTION OF LENDER'S SECURITY. Each Assignor will do nothing to impair the rights of the Lender in the Collateral except to the extent such impairment shall be waived in accordance with the terms of Section
10.2 hereof. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Lender, at such Assignor's own expense to the extent and in the manner provided in the Credit Agreement; all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor) (i) shall be endorsed to the Lender's reasonable satisfaction for the benefit of the Lender (including, without limitation, by naming the Lender as additional insured and loss payee) and (ii) shall state that such insurance policies shall not be cancelled or revised without 30 days' prior written notice thereof by the insurer to the Lender; and certified copies of such policies or certificates shall be deposited with the Lender. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Lender shall have the right (but shall be under no obligation) to procure such insurance and such Assignor agrees to promptly reimburse the Lender for all costs and expenses of procuring such insurance. Except as otherwise permitted to be retained by the relevant Assignor pursuant to the Credit Agreement, the Lender shall, at the time such proceeds of such insurance are distributed to the Lender, apply such proceeds in accordance with Section 7.4 hereof. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

         Section 6.2 WAREHOUSE RECEIPTS NON-NEGOTIABLE. Each Assignor agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be it negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law) or, if any warehouse receipt or any receipt in the nature of a warehouse receipt is "negotiable" (as such term is used in Section 7-04 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law) then the respective Assignor shall promptly take all action as may be required under the relevant jurisdiction to grant a perfected security interest in such Collateral to the Lender.

         Section 6.3 FURTHER ACTIONS. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lender from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Lender deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         Section 6.4 FINANCING STATEMENTS. Each Assignor agrees to execute and deliver to the Lender such financing statements, in form reasonably acceptable to the Lender, as the Lender may from time to time reasonably request or as are necessary or desirable in the opinion of the Lender to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Lender to file any such financing statements without the signature of such Assignor where permitted by law.


                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         Section 7.1 REMEDIES; OBTAINING THE COLLATERAL UPON DEFAULT. Each Assignor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, the Lender, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor,

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Lender,

                  (iii) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
Section 7.4 hereof,

                  (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation,

                  (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Lender at any place or places designated by the Lender, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place or places so designated by the Lender and there delivered to the Lender;

                           (y) store and keep any Collateral so delivered to the Lender at such place or places pending further action by the Lender as provided in Section 7.2 hereof, and

                           (z) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                  (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Lender shall in its sole judgment determine (taking into account such provisions as may be necessary to protect and preserve such Marks, Patents or Copyrights); it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by such Assignor of said obligation.

         Section 7.2 REMEDIES: DISPOSITION OF THE COLLATERAL. Any Collateral repossessed by the Lender under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Lender, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Lender or after any overhaul or repair at the expense of the relevant Assignor which the Lender shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Lender's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Lender may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Lender shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Lender need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         Section 7.3 WAIVER OF CLAIMS. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE LENDER'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Assignor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Lender's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

         Section 7.4 APPLICATION OF PROCEEDS. (a) All moneys collected by the Lender (or, to the extent the Pledge Agreement requires proceeds of collateral under such Security Documents to be applied in accordance with the provisions of this Agreement, the Pledgee) upon any sale or other disposition of the Collateral, together with all other moneys received by the Lender hereunder, shall be applied as follows:

                           (i) first, to the payment of all Obligations owing
the Lender,

                           (ii) second, to the extent proceeds remain after the
application pursuant to the preceding clause (i) and following the termination of this Agreement pursuant to Section 10.8 hereof, to the relevant Assignor or, to the extent directed by such Assignor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

                  (b) It is understood that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the sums referred to in clause (a) of this Section 7.4 with respect to the relevant Assignor.

         Section 7.5 REMEDIES CUMULATIVE. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Agreement, the Credit Agreement, the other Basic Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence therein. No notice to or demand on any Assignor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Lender to any other or further action in any circumstances without notice or demand. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lender may recover reasonable expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

         Section 7.6 DISCONTINUANCE OF PROCEEDINGS. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the relevant Assignor and the Lender shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                    INDEMNITY

         Section 8.1 INDEMNITY. (a) Each Assignor jointly and severally agrees to promptly indemnify, reimburse and hold the Lender and its successors, permitted assigns, employees, agents and servants (hereinafter in this Section
8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of, the Indemnitees in any way relating to or arising out of this Agreement, the Credit Agreement or any other Basic Document or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for losses, damages or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge, but failure to so notify the relevant Assignor shall not relieve such Assignor from any liability which such Assignor may have to the Indemnitee..

                  (b) Without limiting the application of Section 8.1 (a) hereof, each Assignor agrees, jointly and severally, to promptly pay, or reimburse the Lender for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Lender's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) Without limiting the application of Section 8.1 (a) or (b) hereof, each Assignor agrees, jointly and severally, to promptly pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by any Assignor in this Agreement, the Credit Agreement, any other Basic Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, the Credit Agreement or any other Basic Document.

                  (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         Section 8.2 INDEMNITY OBLIGATIONS SECURED BY COLLATERAL: SURVIVAL. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, and the payment of all other Obligations and notwithstanding the discharge thereof.


                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

         "Cash Collateral Account" shall mean a cash collateral account maintained with, and in the sole dominion and control of, the Lender.

         "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

         "Company" shall have the meaning provided in the recitals to this Agreement.

         "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

         "Contracts" shall mean all contracts between any Assignor and one or more additional parties.

         "Copyrights" shall mean any United States or foreign copyright owned by any Assignor, including any registrations of any Copyrights, in the United States Copyright Office or the equivalent thereof in any foreign country, other than those countries outside the United States where the grant of a security interest would invalidate such Copyrights, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by any Assignor.

         "Credit Agreement" shall have the meaning provided in the recitals to this Agreement.

         "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

         "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, computers, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

         "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Lender from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

         "Lender" shall have the meaning provided in the recitals to this Agreement.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

         "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks, trade names and domain name registrations now held or hereafter acquired by any Assignor, including any registration of any trademarks and service marks in the United States Patent and Trademark Office, or the equivalent thereof in any foreign country, other than those countries outside the United States, where the grant of a security interest would invalidate such Marks, and any trade dress including logos and/or designs used by any Assignor in the United States or any foreign country.

         "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Assignor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any Basic Document to which such Assignor is a party and the due performance and compliance by each Assignor with the terms of the Credit Agreement and each such Basic Document (all such obligations and liabilities under this clause (i) being herein collectively called the "Credit Document Obligations"); (ii) any and all sums advanced by the Lender in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Assignor referred to in clause (i) after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Lender of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

         "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by any Assignor, except as to patents or patent applications in those countries where the granting of a security interest in such patents is not permissible under the laws of that country.

         "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Lender or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

         "Termination Date" shall have the meaning provided in Section 10.8 of this Agreement.

         "Trade Secret Rights" shall have the meaning provided in Section 5.1 of this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

         Section 10.1 NOTICES. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

                  (a) if to any Assignor, at its address set forth opposite its signature below;

                  (b)      if to the Lender:

                           Omnicom Finance Inc.
                           437 Madison Avenue
                           New York, New York 10022
                           Attention:  Chief Financial Officer
                           Telephone No.: (212) 415-3600
                           Facsimile No.: (212) 415-3530

                           with a copy to:

                           Davis & Gilbert LLP
                           1740 Broadway
                           New York, New York  10019
                           Attention:  Michael D. Ditzian, Esq.
                           Telephone No.: (212) 468-4800
                           Facsimile No.: (212) 468-4888

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         Section 10.2 WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Lender.

         Section 10.3 OBLIGATIONS ABSOLUTE. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor, (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Credit Agreement or any other Basic Document, or (c) any amendment to or modification of the Credit Agreement, any Basic Document or any security for any of the Obligations; whether or not any Assignor shall have notice or knowledge of any of the foregoing.

         Section 10.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; PROVIDED, that no Assignor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Lender. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement, the Credit Agreement and the other Basic Documents regardless of any investigation made by the Lender or on their behalf.

         Section 10.5 HEADINGS DESCRIPTIVE. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 10.6 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         Section 10.7 ASSIGNOR'S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Lender shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Lender be required or obligated in any manner to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

         Section 10.8 TERMINATION; RELEASE. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Lender, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Lender and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments have been terminated, no Note is outstanding and all other Obligations

(other than any indemnities described in Section 8.1 hereof and in Section 11.7 of the Credit Agreement which are not then due and payable) have been paid in full.

                  (b) In the event that any part of the Collateral is sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 9.5 of the Credit Agreement or is otherwise released at the direction of the Lender, at the request and expense of such Assignor, will duly release from the security interest created hereby and assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Lender and has not theretofore been released pursuant to this Agreement.

                  (c) At any time that the respective Assignor desires that Collateral be released as provided in the foregoing Section 10.8(a) or (b), it shall deliver to the Lender a certificate signed by an Authorized Officer stating that the release of the respective Collateral is permitted pursuant to
Section 10.8(a) or (b) hereof.

         Section 10.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Lender.

         Section 10.10 THE LENDER. The Lender will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Lender as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and as provided in the Uniform Commercial Code in the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:                                    AGENCY.COM LTD.,
665 Broadway                                    as an Assignor
New York, New York 10012
Attention:  Chief Financial Officer
                                            By /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                                     Title: E.V.P., Secretary


                                            AGENCY INTERACTIVE MANAGEMENT
Address:                                        INC., as an Assignor
25 First Street
Cambridge, MA  02141
Attention: Chief Financial Officer          By /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                                     Title: Secretary


Address:                                    ITI ACQUISITION INC. (to be known as
375 West Broadway                           Interactive Traffic Inc.),
New York, NY  10012                             as an Assignor
Attention:  Chief Financial Officer

                                            By /s/ Janet Ambrosi Wertman
                                              ---------------------------------
                                                     Title: Secretary

OMNICOM FINANCE INC.,
   as Lender


By /s/ Dennis E. Hewitt
  ---------------------------------
         Title: Treasurer

                                                                         ANNEX A
                                                           TO SECURITY AGREEMENT

               CHIEF EXECUTIVE OFFICES AND OTHER RECORD LOCATIONS

--------------------------------------------------------------------------------

                             CHIEF EXECUTIVE OFFICES

--------------------------------------------------------------------------------
             ASSIGNOR                                         ADDRESS
--------------------------------------------------------------------------------
                                                   665 Broadway
Agency.Com Ltd.                                    New York, NY 10012
--------------------------------------------------------------------------------
                                                   8 Crinan Street
                                                   Battlebridge Basin
Agency.Com Limited                                 London, England N1 9SQ
--------------------------------------------------------------------------------
                                                   Postbus 23447
                                                   1100 DX Amsterdam Z.O.
Agency.Com : Amsterdam B.V.                        The Netherlands
--------------------------------------------------------------------------------
                                                   25 First Street
Agency Interactive Management Inc.                 Cambridge, MA 02141
--------------------------------------------------------------------------------
                                                   375 West Broadway
Interactive Traffic Inc.                           New York, NY 10012
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                             OTHER RECORD LOCATIONS

--------------------------------------------------------------------------------
             ASSIGNOR                                         ADDRESS
--------------------------------------------------------------------------------
None.
--------------------------------------------------------------------------------

                                                                         ANNEX B
                                                           TO SECURITY AGREEMENT

                        EQUIPMENT AND EQUIPMENT LOCATIONS

--------------------------------------------------------------------------------
           ASSIGNOR                                    ADDRESS
--------------------------------------------------------------------------------
                                            665 Broadway
Agency.Com Ltd.                             New York, NY 10012
--------------------------------------------------------------------------------
                                            Agency.Com : Avon
                                            37347 Highway 6, Suite 110
                                            P.O. Box 3600
Agency.Com Ltd.                             Avon, CO 81620
--------------------------------------------------------------------------------
                                            Agency.Com : Boston
                                            25 First Street
Agency.Com Ltd.                             Cambridge, MA 02141
--------------------------------------------------------------------------------
                                            Agency.Com : Chicago
                                            400 West Erie
                                            Suite 504
Agency.Com Ltd.                             Chicago, IL 60610
--------------------------------------------------------------------------------
                                            Agency.Com : Dallas
                                            1701N. Market Street
                                            Suite 400
Agency.Com Ltd.                             Dallas, TX 75202
--------------------------------------------------------------------------------
                                            Agency.Com : Portland
                                            411 S.W. Second Avenue
Agency.Com Ltd.                             Portland, OR 97204
--------------------------------------------------------------------------------
                                            Agency.Com : San Francisco
                                            121 Second Street
Agency.Com Ltd.                             San Francisco, CA 94105
--------------------------------------------------------------------------------
                                            Agency.Com : Schaumberg
                                            1821 Walden Office Square
Agency.Com Ltd.                             Schaumberg, IL 60173
--------------------------------------------------------------------------------
                                            Agency.Com : Woodbridge
                                            100 Woodbridge Center Drive
                                            Suite 102
Agency.Com Ltd.                             Woodbridge, NJ 07095
--------------------------------------------------------------------------------
                                            8 Crinan Street
                                            Battlebridge Basin
Agency.Com Limited                          London, England N1 9SQ
--------------------------------------------------------------------------------
                                            Postbus 23447
                                            1100 DX Amsterdam Z.O.
Agency.Com : Amsterdam B.V.                 The Netherlands
--------------------------------------------------------------------------------
Agency Interactive Management Inc.          25 First Street
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Cambridge, MA 02141
--------------------------------------------------------------------------------
ITI Acquisition Inc. (to be known as        375 West Broadway
Interactive Traffic Inc.)                   New York, NY 10012
--------------------------------------------------------------------------------

                                                                         ANNEX C
                                                           TO SECURITY AGREEMENT

                           TRADE AND FICTITIOUS NAMES

Within the past twelve months, Agency.Com Ltd. (including predecessors and acquired companies) have operated under the following names:

         Eagle River Interactive Inc.
         Interactive Solutions Incorporated
         Quadric Consulting Inc.
         Digital Vision Communications

Within the past twelve months, Agency.Com Limited has operated under the name Online Magic Ltd.

Within the past twelve months, Agency.Com : Amsterdam B.V. has operated under the name Twinspark Interactive People B.V.

                                                                         ANNEX D
                                                           TO SECURITY AGREEMENT

                                  LIST OF MARKS


                              REGISTERED TRADEMARKS

"AGENCY.COM"

         US: Reg. No. 2,235,578
         Issue Date March 30, 1999

         France: Reg. No. 96 645 996
         Issue Date April 15, 1997

         Germany: Reg. No. 396 33 425
         Issue Date October 21, 1997


Registered in the name of Quadris Consulting Inc. (which was merged into AGENCY.COM pursuant to an Agreement and Plan of Merger dated April 28, 1999):

         "Quadris Consulting"
         Reg. No. 2,033,960
         Issue Date January 28, 1997


Registered in the name of Eagle River Interactive Inc. (which was merged into AGENCY.COM pursuant to an Agreement and Plan of Merger dated April 28, 1999):

         "Eagle River Interactive"
         Reg. No. 2,063,824
         Issue Date May 20, 1997

         "We Have Their Undivided Attention"
         Reg. No. 2,067,673
         Issue Date 6/2/97

         "Ergoknowledge"
         Re. No. 2,083,647
         Issue Date July 29, 1997

                              TRADEMARKS FOR WHICH
                             APPLICATION IS PENDING


"AGENCY.COM"

         UK: App. No. 2197804, Filed May 18, 1999 (with Logo)
         UK: App. No. 2112393 (without Logo) - denied, in appeal

         Singapore: App. No. 2450/98 (Class 35) and 2451/98 (Class 42); filed March 18, 1998


"INTERACTIVE RELATIONSHIP MANAGEMENT"

         US: App. No. 75/601021, Filed December 7, 1998

         UK: App. No. 2186727, Filed January 21, 1999

         Singapore: App.  No. 448/99, Filed January 15, 1999

                              Common Law Trademarks


"Online Magic", which was the prior name of AGENCY.COM LTD. (UK)

"The Primary Group", acquired in connection with the acquisition of Web design LLC, d/b/a The Primary Group, on 8/31/98

AGENCY.COM has common law copyright interests in the code it writes in connection with those of its client contracts that reserve such rights.

                                                                         ANNEX E
                                                           TO SECURITY AGREEMENT

                                 LIST OF PATENTS


                                      None.

                                                                         ANNEX F
                                                           TO SECURITY AGREEMENT

                               LIST OF COPYRIGHTS


No filed copyrights.

However, Agency.Com Ltd., ITI Acquisition Inc. (to be known as Interactive Traffic Inc.) and Agency Interactive Management Inc. have common law copyright interests in the code it writes in connection with those of its client contracts that reserve such rights.

                                                                         ANNEX G

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES TRADEMARKS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt sufficiency of which are hereby acknowledged, [Name of Grantor], a ___________ corporation (the "Grantor") with principal offices at _____________________, hereby grants to Omnicom Finance Inc., as Lender, with principal offices 437 Madison Avenue, New York, New York 10022 (the "Grantee"), a security interest in (i) all of the Grantor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks"), including without limitation, the registered trademarks set forth on Schedule A attached hereto, the trademarks for which an application is pending set forth on Schedule B attached hereto and the common law trademarks set forth on Schedule C attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks, (iii) the goodwill of the businesses with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

                  THIS AGREEMENT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among Grantor, the other assignors from time to time party thereto and the Grantee, dated as of [____], 1999 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the

Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Agreement.

                  This Agreement has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of [_______, 1999.

                                               [NAME OF GRANTOR],
                                                 as Grantor


                                               By:
                                                  ------------------------------
                                                  Title:


                                               OMNICOM FINANCE INC.,
                                                 as Lender


                                               By:
                                                  ------------------------------
                                                  Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


                  On this _____ day of [_________], 1999, before me personally came who, being by me duly sworn, did state as follows: that [s]he is _________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Agreement on behalf of said corporation and that [s1he did so by authority of the Board of Directors of said corporation.


                                             --------------------------
                                                   Notary Public

                                                                         ANNEX H

                           GRANT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

                  FOR GOOD AND VALUABLE CONSIDERATION, receipt sufficiency of which are hereby acknowledged, [Name of Grantor], a ___________ corporation (the "Grantor") with principal offices at _____________________, hereby grants to Omnicom Finance Inc., as Lender, with principal offices 437 Madison Avenue, New York, New York 10022 (the "Grantee"), a security interest in (i) all of the Grantor's rights, title and interest in and to the United States patents (the "Patents") including, without limitation, the registered patents set forth on Schedule A attached hereto and the patentable inventions set forth on Schedule B attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, (iii) the goodwill of the businesses with which the Patents are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

                  THIS AGREEMENT is made to secure the satisfactory performance and payment of all the Obligations of the Grantor, as such term is defined in the Security Agreement among Grantor, the other assignors from time to time party thereto and the Grantee, dated as of [____], 1999 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Grantee shall, upon such satisfaction, execute, acknowledge, and deliver to the Grantor an instrument in writing releasing the security interest in the Marks acquired under this Agreement.

                  This Agreement has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of [_______], 1999.

                                               [NAME OF GRANTOR],
                                                 as Grantor


                                               By:
                                                  ------------------------------

                                                  Title:


                                               OMNICOM FINANCE INC.,
                                                 as Lender


                                               By:
                                                  ------------------------------
                                                  Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


                  On this _____ day of [_________], 1999, before me personally came who, being by me duly sworn, did state as follows: that [s]he is _________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Agreement on behalf of said corporation and that [s1he did so by authority of the Board of Directors of said corporation.


                                              -----------------------------
                                                     Notary Public

                                                                         ANNEX I

                           GRANT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS

                  WHEREAS, [Name of Grantor], a _____________ corporation (the "Grantor"), having its chief executive office at ________________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations, applications for registration and unregistered copyright material set forth in the Schedules attached hereto;

                  WHEREAS, OMNICOM FINANCE LTD., as Lender, having its principal offices at 437 Madison Avenue, New York, New York 10022 (the "Grantee"), desires to acquire a security interest in said copyrights and copyright registrations, applications and unregistered copyright material therefor; and

                  WHEREAS, the Grantor is willing to grant the Grantee a security interest in and lien upon the copyrights and copyright registrations, applications and unregistered copyright material therefor described above;

                  NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of [________], 1999, made by the Grantor, the other assignors from time to time party thereto and the Grantee (as amended from time to time, the "Security Agreement"), the Grantor hereby grants to the Grantee a security interest in the copyrights and copyright registrations set forth in Schedule A attached hereto, the applications therefor set forth in Schedule B attached hereto and the unregistered copyright material set forth in Schedule C attached hererto.

                  This Agreement has been granted in conjunction with the security interest granted to the Grantee under the Security Agreement. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Agreement are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                  Executed at New York, New York, the ___ day of [________],
1999.

                                               [NAME OF GRANTOR],
                                                 as Grantor


                                               By:
                                                  ------------------------------
                                                  Title:


                                               OMNICOM FINANCE INC.,
                                                 as Lender


                                               By:
                                                  ------------------------------
                                                  Title:

STATE OF NEW YORK          )
                           ) ss.:
COUNTY OF NEW YORK         )


                  On this _____ day of [_________], 1999, before me personally came who, being by me duly sworn, did state as follows: that [s]he is _________ of [Name of Grantor], that [s]he is authorized to execute the foregoing Agreement on behalf of said corporation and that [s1he did so by authority of the Board of Directors of said corporation.


                                             ----------------------------
                                                    Notary Public

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT

                  PLEDGE AGREEMENT, dated as of November 4, 1999 (as amended, modified or supplemented from time to time, this "Agreement"), made by AGENCY.COM LTD. (the "Pledgor"), in favor of OMNICOM FINANCE INC., (the "Pledgee"), for the benefit of the Pledgee. Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.


                              W I T N E S S E T H:

                  WHEREAS, Pledgor and Pledgee have entered into a Credit Agreement, dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Pledgor as contemplated therein;

                  WHEREAS, pursuant to the Credit Agreement, each Subsidiary Guarantor has jointly and severally guaranteed to the Pledgee the payment when due of all debts, obligations and liabilities of the Company under or with respect to the Loans, Notes and other Basic Documents;

                  WHEREAS, it is a condition precedent to the making of Loans to the Pledgor under the Credit Agreement that the Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

                  NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Pledgee to secure:

                           (i) the full and prompt payment when due (whether at
the stated maturity, by acceleration or otherwise) of all obligations and liabilities (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any Basic Document to which the Pledgor is a party and the due performance and compliance by the Pledgor with the terms of the Credit Agreement and each such Basic Document;

                           (ii) any and all sums advanced by the Pledgee in
order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

                           (iii) in the event of any proceeding for the
collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i) and (ii) above, after an Event of Default on any of the Obligations (as hereinafter defined)) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                           (iv) all amounts paid by the Pledgee as to which the
Pledgee has the right to indemnification or reimbursement under Section 11 of this Agreement,

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (iv) of this Section 1 being herein collectively called the "Obligations".

                  2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein: (i) the term "Stock" shall mean (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each, a "Domestic Corporation"), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by the Pledgor and (y) with respect to corporations not Domestic Corporations (each, a "Foreign Corporation"), all of the issued and outstanding shares of capital stock at any time directly owned by the Pledgor of any Foreign Corporation; (ii) the term "Notes" shall mean all promissory notes from time to time issued to, or held by, the Pledgor; and (iii) the term "Securities" shall mean all of the Stock and Notes. The Pledgor represents and warrants that on the date hereof (i) each Subsidiary of the Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by the Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex B hereto;
(iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex B hereto; (iv) the Notes held by the Pledgor consist of the promissory notes described in Annex C hereto where the Pledgor is listed as the lender; and (v) on the date hereof, the Pledgor owns no other Securities.

                  3. PLEDGE OF SECURITIES, ETC.

                  3.1. PLEDGE. To secure the Obligations and for the purposes set forth in Section 1 hereof, the Pledgor hereby: (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor; (ii) pledges and deposits as security with the Pledgee the Securities owned by the Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank by the Pledgor in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee: and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Securities (and in and to all certificates or instruments evidencing such Securities), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement. Notwithstanding anything contained herein to the contrary, it is understood that in no event shall the Pledgor pledge more than 65% of the capital stock of any Foreign Subsidiary (as defined in the Credit Agreement) to the Pledgee hereunder.

                  3.2. SUBSEQUENTLY ACQUIRED SECURITIES. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Securities at any time or from time to time after the date hereof, the Pledgor will forthwith pledge and deposit such Securities (or certificates or instruments representing such Securities) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof, duly endorsed in blank in the case of Notes and accompanied by undated stock powers duly executed in blank in the case of Stock, or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any authorized officer of the Pledgor describing such Securities and certifying that the same have been duly pledged with the Pledgee hereunder. Such additional Securities shall be deemed to be held in trust for the benefit of the Pledgee and subject hereto until so delivered.

                  3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including, in any event, under the applicable sections of the New York UCC, if applicable). The Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee.

                  3.4. DEFINITION OF PLEDGED STOCK, PLEDGED NOTES, PLEDGED SECURITIES AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock," all Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes," all of the Pledged Stock and Pledged Notes together are hereinafter called the "Pledged Securities," which together with all dividends and interest thereon, as the case may be, and all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral."

                  4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee. The Pledgee agrees to promptly notify the Pledgor after the appointment" of any sub-agent; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until
(i) an Event of Default shall have occurred and be continuing and (ii) written notice thereof shall have been given by the Pledgee to the Pledgor (PROVIDED, that if an Event of Default specified in Section 10(f) or 10(g) of the Credit Agreement shall occur, no such notice shall be required), the Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities and to give all consents, waivers or ratifications in respect thereof, PROVIDED, that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Basic Document (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee, except to the extent such violation, inconsistency or impairment shall be waived in accordance with the terms of Section 19 hereof. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless an Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock and all payments in respect of the Pledged Notes shall be paid to the Pledgor; PROVIDED, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral. Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:

                           (i) all other or additional stock or other securities
or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

                           (ii) all other or additional stock or other
securities or property (including cash) paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

                           (iii) all other or additional stock or other
securities or property (including cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization.

                  7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case an Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

                           (i) to receive all amounts payable in respect of the
Collateral payable to the Pledgor under Section 6 hereof;

                           (ii) to transfer all or any part of the Pledged
Securities into the Pledgee's name or the name of its nominee or nominees (the Pledgee agrees to notify the Pledgor after such transfer; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such transfer);

                           (iii) to accelerate any Pledged Note which may be
accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon),

                           (iv) subject to the giving of written notice to the
Pledgor in accordance with clause (ii) of Section 5 hereof (to the extent required by such Section 5), to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

                           (v) at any time or from time to time to sell, assign
and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine; PROVIDED, that at least 10 days' written notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. The Pledgee shall not be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

                  8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied in the manner provided in the Security Agreement.

                  (b) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the Obligations.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. The Pledgor agrees (i) to promptly indemnify and hold harmless the Pledgee in such capacity from and against any and all claims, demands, losses, judgments and liabilities of whatsoever kind or nature, and (ii) to reimburse the Pledgee for all costs and expenses, including attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (i) and (ii) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES. The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the applicable UCC or appropriate local equivalent, such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement.

                  14. TRANSFER BY PLEDGOR. Except for sales or dispositions of Collateral permitted pursuant to the Credit Agreement, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

                  15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all Securities pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and liens permitted under clause (c) of Section 9.6 of the Credit Agreement; (ii) it has full power, authority and legal right to pledge all the Securities pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); (iv) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of its rights and remedies pursuant to this Agreement, except as may be required in connection with the disposition of the Securities by laws affecting the offering and sale of securities generally; (v) the execution, delivery and performance of this Agreement by the Pledgor does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries, or of any mortgage, indenture, deed of trust, loan agreement, credit agreement or any other agreement or material instrument to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement; (vi) each of the Pledged Notes, when executed by the obligor thereof, will be the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law); and (vii) the pledge and assignment of the Securities pursuant to this Agreement, together with the delivery of the Securities pursuant to this Agreement (which delivery has been made), creates a valid and perfected first security interest in such Securities and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include the Securities other than liens permitted under clause (a) of Section 9.6 of the Credit Agreement. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Securities and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

                  17. TERMINATION, RELEASE. (a) After the Termination Date (as defined below), this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly release from the pledge and security interest created hereby and assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the

Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments have been terminated, no Note (as defined in the Credit Agreement) is outstanding and all other Obligations (other than indemnities described in Section 11 hereof and in Section 11.7 of the Credit Agreement which are not then due and payable) have been paid in full.

                           (b) In the event that any part of the Collateral is
sold or otherwise disposed of in connection with a sale or other disposition permitted by Section 9.5 of the Credit Agreement or is otherwise released at the direction of the Pledgee, the Pledgee, at the request and expense of the Pledgor will duly release from the security interest created hereby and assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in possession of the Pledgee and has not theretofore been released pursuant to this Agreement.

                           (c) At any time that the Pledgor desires that
Collateral be released as provided in the foregoing Section 17(a) or (b), it shall deliver to the Pledgee a certificate signed by an authorized officer of the Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 17(a) or (b).

                  18. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

                           (a)      if to the Pledgor, at;

                                    Agency.Com Ltd.
                                    665 Broadway
                                    New York, New York 10012
                                    Attention: Chief Financial Officer
                                    Telephone No.: (212) 358-8255
                                    Telecopier No.: (212) 358-8220

                           (b)      if to the Pledgee, at:

                                    Omnicom Finance Inc.
                                    437 Madison Avenue
                                    New York, New York 10022
                                    Attention: Chief Financial Officer
                                    Telephone No.: (212) 415-3600
                                    Telecopier No.: (212) 415-3530

                                    With a copy to:

                                    Davis & Gilbert LLP
                                    1740 Broadway
                                    New York, New York  10019
                                    Attention:  Michael D. Ditzian, Esq.
                                    Telephone No.:  (212) 468-4800
                                    Telecopier No.:  (212) 469-4888

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  19. WAIVER, AMENDMENT. None of the terms and conditions of this Agreement may be changed waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor directly affected thereby and the Pledgee.

                  20. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

                  IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                       AGENCY.COM LTD., as Pledgor


                                       By /s/ Janet Ambrosi Wertman
                                         --------------------------------
                                           Name: Janet Ambrosi Wertman
                                           Title: E.V.P., Secretary


                                       OMNICOM FINANCE INC., as Pledgee


                                       By /s/ Dennis E. Hewitt
                                         --------------------------------
                                           Name: Dennis E. Hewitt
                                           Title: Treasurer

                                                                         ANNEX A
                                                             TO PLEDGE AGREEMENT

                              LIST OF SUBSIDIARIES


         Agency.Com Ltd., a company incorporated in England and Wales under the Companies Act 1985 as a limited company. Wholly-owned by the Company.

         Agency.Com, Amsterdam B.V., a company incorporated under the laws of the Kingdom of the Netherlands as a limited liability company (formerly Twinspark Interactive People B.V.). Wholly-owned by the Company

         Agency Interactive Management Inc., a corporation organized under the laws of the Commonwealth of Massachusetts. Wholly-owned by the Company.

         ITI Acquisition Inc. (to be known as Interactive Traffic Inc.), a corporation organized under the laws of the State of Delaware. Wholly-owned by the Company.

                                                                         ANNEX B
                                                             TO PLEDGE AGREEMENT

                                  LIST OF STOCK


-------------------------------------------------------------------------------
                                     NUMBER OF        TYPE OF    PERCENTAGE
          STOCK HELD IN:           ISSUED SHARES       SHARES     OF CLASS
-------------------------------------------------------------------------------
                                      574              Ordinary      100%
Agency.Com Ltd.                       226              Non-Voting    100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Agency.Com: Amsterdam B.V.            15,000,000       Capital       100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Agency Interactive Management Inc.    100 shares       Common        100%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
ITI Acquisition Inc. (to be known as
Interactive Traffic Inc.)             100 shares       Common        100%
-------------------------------------------------------------------------------

                                                                         ANNEX C
                                                             TO PLEDGE AGREEMENT

                                  LIST OF NOTES

None.